UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

JUPITER NEUROSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials:

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

JUPITER NEUROSCIENCES, INC.

November 6, 2025

Dear Stockholders:

We invite you to attend the 2025 virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Jupiter Neurosciences, Inc. (“Jupiter,” the “Company,” “us,” “our,” or “we”). The Annual Meeting will be held in a virtual meeting format on December 19, 2025 at 10:00 a.m. Eastern Time. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://meetings.lumiconnect.com/200-142-773-960. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2024 results are presented in detail in our Annual Report, which is available for viewing at www.astproxyportal.com/ast/29363.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Jupiter.

/s/ Christer Rosén
Christer Rosén
Chairman of the Board and Chief Executive Officer

JUPITER NEUROSCIENCES, INC.

1001 North US HWY 1, Suite 504

Jupiter, FL 33477

Telephone: (561) 406-6154

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS OF JUPITER NEUROSCIENCES, INC.

To Be Held on December 19, 2025 at 10:00 A.M. Eastern Time

To the Stockholders of Jupiter Neurosciences, Inc.:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Jupiter Neurosciences, Inc., a Delaware corporation (“Jupiter,” the “Company,” “us,” “our,” or “we”), will be held in a virtual meeting format on December 19, 2025 at 10:00 a.m. Eastern Time. You may attend, vote and submit questions during the Annual Meeting via the Internet at https://meetings.lumiconnect.com/200-142-773-960. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

The purpose of the Annual Meeting is to consider and act upon the following matters:

1. To elect seven (7) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), available for issuance from 125,000,000 shares to 500,000,000 shares;

3. To approve the adoption of the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan;

4. To ratify the selection of Cherry Bekaert LLP (“Cherry Bekaert”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

5. To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of shares of Common Stock in excess of 19.99% or more of the Company’s issued and outstanding Common Stock of up to $20 million of securities pursuant to a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”), including upon conversion of convertible promissory notes issued to Yorkville in connection with the SEPA; and

6. To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the virtual Annual Meeting. Only stockholders of record at the close of business on October 24, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.

The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) and proxy card will be mailed to stockholders on or about November 7, 2025.

YOUR VOTE IS IMPORTANT. Whether you expect to attend the virtual Annual Meeting or not, please vote your shares by Internet or by mail pursuant to the instructions included on the enclosed proxy card or voting instruction card. If you attend the virtual Annual Meeting, you may vote your shares over the Internet, even though you have previously signed and returned your proxy.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice of Internet Availability or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

BY ORDER OF THE BOARD OF DIRECTORS

November 6, 2025	/s/ Christer Rosén
Christer Rosén
Chairman of the Board and Chief Executive Officer

Important Notice of Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on December 19, 2025. The Notice, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (our “2024 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 28, 2025 are available through the Internet at www.astproxyportal.com/ast/29363. Under SEC rules, we are providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to notify you of the availability of our proxy materials on the Internet. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our 2024 Annual Report. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet and provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you received your annual meeting materials via email, the email contains voting instructions and links to this Proxy Statement and our 2024 Annual Report on the Internet.

i

JUPITER NEUROSCIENCES, INC.

PROXY STATEMENT

ii

JUPITER NEUROSCIENCES, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AT 10:00 A.M. EASTERN TIME ON DECEMBER 19, 2025

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at our 2025 Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on December 19, 2025, at 10:00 a.m., Eastern Time, in a virtual meeting format. References in this Proxy Statement to “we,” “us,” “our” or “the Company” refer to Jupiter Neurosciences, Inc.

Our board of directors is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) relating to the Annual Meeting to the Company’s stockholders beginning on or about November 7, 2025. The Notice of Internet Availability instructs you on how to access and review this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025 (our “Annual Report”). The information included in this Proxy Statement relates to the proposals to be voted on at the virtual Annual Meeting, the voting process, the compensation of our named executive officers and our directors, and certain other required information.

Important Notice of Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on December 19, 2025

The Notice of Internet Availability, this Proxy Statement and our Annual Report are available through the Internet at www.astproxyportal.com/ast/29363. Under SEC rules, we are providing the Notice of Internet Availability to notify you of the availability of our proxy materials on the Internet.

THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT

BELOW IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD

READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote at the virtual Annual Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on October 24, 2025.

You are invited to attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote via telephone or over the Internet.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission, or “SEC,” we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), which was mailed to the holders of our common stock, par value $0.0001 per share (the “Common Stock”), will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability. The Notice of Internet Availability of the Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at www.astproxyportal.com/ast/29363.

The Notice of Internet Availability is being made available to you by the Company in connection with its solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held in a virtual meeting format on December 19, 2025 at 10:00 a.m. Eastern Time via the Internet at https://meetings.lumiconnect.com/200-142-773-960 and/or any adjournments or postponements thereof. The Notice of Internet Availability was first given or sent to stockholders on or about November 7, 2025. This Proxy Statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating Christer Rosén, our Chairman of the Board and Chief Executive Officer, as your proxy for the virtual Annual Meeting and you are authorizing him to vote your shares at the Annual Meeting as you have instructed him on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the virtual Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Rosén as proxy to vote on your behalf.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Jupiter Neurosciences, Inc. stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or, the Company at 1001 North US HWY 1, Suite 504 Jupiter, FL 33477, Attn: Chief Administrative Officer. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or the Chief Administrative Officer at the telephone number or address listed above.

How do I attend the Annual Meeting?

The Annual Meeting will be held on December 19, 2025 at 10:00 a.m., Eastern Time, in a virtual meeting format accessible at https://meetings.lumiconnect.com/200-142-773-960.

We have decided to hold our Annual Meeting in a virtual meeting format only. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation by enabling stockholders to participate from any location around the world, improve our ability to communicate more effectively with our stockholders, provide for cost savings to us and our stockholders, and reduce the environmental impact of our Annual Meeting. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. We are providing opportunities to submit questions prior to the meeting to enable us to address appropriate questions at the Annual Meeting.

Who is entitled to vote, and how many votes do they have?

The Board has fixed the close of business on October 24, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record of the Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the virtual Annual Meeting or any adjournment thereof. On the Record Date, there were 34,426,355 shares of Common Stock outstanding. Other than the Commitment Shares (as defined herein) issued to Yorkville in connection with the SEPA, each share of Common Stock represents one vote that may be voted on each proposal that may come before the virtual Annual Meeting. As of the Record Date, the Company has no voting shares other than the Common Stock. The Commitment Shares may not be voted in favor of Proposal 5.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the virtual Annual Meeting?

Only record holders and beneficial owners of our Common Stock, or their duly authorized proxies, may attend the virtual Annual Meeting.

What am I voting for at the virtual Annual Meeting?

Stockholders will vote on the following items at the virtual Annual Meeting:

1. To elect seven (7) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of Common Stock available for issuance from 125,000,000 shares to 500,000,000 shares;

3. To adopt the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan;

4. To ratify the selection of Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

5. To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of shares of Common Stock, in excess of 19.99% or more of the Company’s issued and outstanding Common Stock of up to $20 million of securities pursuant to the SEPA with Yorkville, including upon conversion of convertible promissory notes issued to Yorkville in connection with the SEPA; and

6. To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the virtual Annual Meeting. If any other matters are properly brought before the virtual Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For your convenience, record holders of our Common Stock have FOUR methods of voting:

VOTE AT THE MEETING VIA THE INTERNET. You can vote at the virtual meeting via the Internet at https://meetings.lumiconnect.com/200-142-773-960, which link will also be made available to you during the Annual Meeting. You will need to use the password and control number appearing on your proxy card, Notice of Internet Availability, or voting instruction form. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Thursday, December 18, 2025. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

VOTE BY PHONE. To vote by telephone, please visit www.astproxyportal.com/ast/29363 to view the materials and to obtain the toll-free telephone number to call. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on Thursday, December 18, 2025. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.se any touch-tone telephone to transmit your voting instructions.

VOTE BY MAIL. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Equiniti Trust Company, LLC, Attn: Proxy Tabulation Department, PO Box 500, Newark, NJ 07101. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the virtual Annual Meeting.

If you vote by Internet, telephone or mail, you will be designating Christer Rosén, our Chairman of the Board and Chief Executive Officer, as your proxy. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy.

Submitting a proxy will not affect your right to attend the Annual Meeting and vote electronically.

BENEFICIAL OWNERS: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK. If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company, LLC. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company, LLC

Attn: Proxy Tabulation Department

PO Box 500

Newark, NJ 07101

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 17, 2025.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at https://meetings.lumiconnect.com/200-142-773-960 during the meeting. The password for the meeting is jupiter2025. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check-in.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What constitutes a quorum?

To carry on business at the virtual Annual Meeting, we must have a quorum. A quorum is present when a majority of the voting power, as of the Record Date, are represented in person or by proxy. Thus, the holders of shares must be represented in person or by proxy to have a quorum at the virtual Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the virtual Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the virtual Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. To elect seven (7) directors, the names of whom are set forth in the accompanying Proxy Statement, each to serve until the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of Common Stock available for issuance from 125,000,000 shares to 500,000,000 shares;

3. To adopt the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan;

4. To ratify the selection of Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

5. To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of shares of Common Stock, in excess of 19.99% or more of the Company’s issued and outstanding Common Stock of up to $20 million of securities pursuant to the SEPA with Yorkville, including upon conversion of convertible promissory notes issued to Yorkville in connection with the SEPA; and

6. To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Rosén, the Board’s designated proxy.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the internet, by mail or in person will be voted on the matters set forth in the accompanying notice of virtual Annual Meeting in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the virtual Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Abstentions and broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 2 for the approval of an amendment to the certificate of incorporation to increase the number of authorized shares of common stock from 125,000,000 to 500,000,000 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 3 for the approval of the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting of this proposal.

Proposal No. 4 for the ratification of the selection of Cherry Bekaert as our independent registered public accounting firm for our fiscal year ending December 31, 2025 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. As such, there will not be any broker non-votes regarding this proposal.

Proposal No. 5 for the approval of, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of shares of Common Stock, in excess of 19.99% or more of the Company’s issued and outstanding Common Stock of up to $20 million of securities pursuant to the SEPA with Yorkville, including upon conversion of convertible promissory notes issued to Yorkville in connection with the SEPA, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting of this proposal. The Commitment Shares, which Yorkville received in connection with the SEPA, may not be voted in favor of Proposal 5.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Election of Directors	In an uncontested election, a director nominee must be elected by a majority of the votes cast, at the virtual Annual Meeting. A “majority of the votes cast” means that the number of votes cash “for” a director must exceed the number of votes cast “against” that director (with abstentions and broker non-votes not counted as a vote cast with respect to that director). In a contested election, the person receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected. This means that, in an uncontested election, the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT_____”

Proposal No. 2: Approval of the amendment to certificate of incorporation to increase authorized shares	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the virtual Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 3: Approval of the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the virtual Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 4: Ratification of Selection of Cherry Bekaert as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the virtual Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 5: Approval, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), of the potential issuance of shares of Common Stock in excess of 19.99% or more of our issued and outstanding Common Stock of up to $20 million of securities pursuant to the SEPA with Yorkville, including upon conversion of convertible promissory notes issued to Yorkville in connection with the SEPA	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and the Commitment Shares.) at the virtual Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 6: To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the virtual Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the virtual Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide for a majority vote standard for uncontested director elections. Director nominees will be elected by a majority of the votes cast. A “majority of the votes cast” means that the number of votes cast “for” a director nominee exceeds the number of votes cast “against” such director nominee, with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that nominee’s election. However, director nominees will be elected by a plurality of the votes cast in connection with a contested election.

What are the voting procedures?

In voting by proxy regarding the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Regarding the other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Chief Administrative Officer, at 1001 North US Hwy 1, Suite 504 Jupiter, FL 33477, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Annual Meeting virtually, you may revoke your proxy or change your proxy vote by voting at the virtual meeting. Your attendance at the virtual Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is paying for the expenses involved in preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I have dissenters’ rights of appraisal?

The Company’s stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the virtual Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are stockholder proposals due for the 2026 annual meeting of stockholders?

Any stockholder who intends to present a proposal for inclusion in our proxy materials for our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must deliver the proposal to the Chief Administrative Officer of the Company at our principal executive offices, located at 1001 North US Hwy 1, Suite 504 Jupiter, FL 33477, not less than 120 days prior to the date of this proxy statement. However, if the date of next year’s Annual Meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

Any stockholder who intends to nominate a candidate for election to the Board at the 2026 annual meeting of stockholders or who intends to submit a proposal pursuant to our Bylaws without including such proposal in our proxy materials pursuant to Rule 14a-8 must deliver timely notice of the nomination or proposal to the Chief Administrative Officer of the Company at our principal executive offices, located at 1001 North US Hwy 1, Suite 504 Jupiter, FL 33477.

To be timely, a stockholder’s notice must be delivered to the Chief Administrative Officer at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 90 days from such anniversary date, or if no annual meeting was held in the preceding year, notice by a stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting.

In addition, if the number of directors to be elected to the Board is increased and there is no public announcement by the Company specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Chief Administrative Officer no later than the close of business on the 10th day following the day on which such public announcement is first made and such notice otherwise complies with the Bylaws.

The written notice must include certain information and satisfy the requirements set forth in our Bylaws, a copy of which will be sent to any stockholder upon written request to the Chief Administrative Officer of the Company.

Excluding Proposal No. 1 (Election of Directors), do the Company’s executive officers and Directors have an interest in any of the matters to be acted upon at the Annual Meeting?

No.

Are any of the proposals conditioned on one another?

No.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our Board currently consists of seven (7) directors, and their terms will expire at the virtual Annual Meeting. Directors are elected at the virtual Annual Meeting of stockholders each year and hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

Christer Rosén, Marshall Hayward, Ph.D., Alison D. Silva, Nicholas H. Hemmerly, Julie Kampf, Allison W. Brady, and Holger Weis have each been nominated to serve as directors and have agreed to stand for election. If these nominees are elected at the Annual Meeting, then each nominee will serve for a term expiring at the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified. Our Bylaws provide for a majority vote standard for uncontested director elections. Director nominees will be elected by a majority of the votes cast. A “majority of the votes cast” means that the number of votes cast “for” a director nominee exceeds the number of votes cast “against” such director nominee, with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that nominee’s election. However, director nominees will be elected by a plurality of the votes cast in connection with a contested election.

If no contrary indication is made, proxies will be voted “FOR” all nominees listed below or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Nominees for Election to the Board for a Term Expiring at the 2026 Annual Meeting of Stockholders

Name	Age	Positions
Christer Rosén	74	Chairman of Board, Chief Executive Officer and Director
Marshall Hayward, Ph.D.	70	Chief Scientific Officer and Director
Alison D. Silva	47	President, Chief Business Officer, and Director
Nicholas H. Hemmerly	43	Independent Director
Julie Kampf	64	Independent Director
Allison W. Brady	54	Independent Director
Holger Weis	62	Independent Director

Executive Officers

Christer Rosén. Mr. Rosén is our Co-Founder and has served as our Chief Executive Officer and Chairman of our Board of Directors since January 1, 2016. From 1997 through May 2015, Mr. Rosén founded and served as the Chief Executive Officer and Chairman of EffRx Pharmaceuticals. Mr. Rosén together with Marshall Hayward, our Chief Scientific Officer, held the same position at EffRx, invented, developed and received FDA and EU approvals of a drug treating osteoporosis, Binosto®. Binosto® is distributed in several parts of the world and gave Mr. Rosén a full insight in all the aspects of pharmaceutical development, regulatory paths and distribution. Mr. Rosén is a graduate of Malmo Trade Schools/Lund University, Sweden, with a degree in Computer Sciences in 1971. Mr. Rosén is well-qualified to serve as a director given his proven leadership in founding and leading pharmaceutical companies and successfully bringing FDA- and EU-approved drugs to market.

Marshall Hayward, Ph.D. Dr. Hayward is one of our Co-Founders, serves as our Chief Scientific Officer, and is a member of our Board of Directors since January 1, 2016. Since May 2013, Dr. Hayward has served as the managing member of Marshall Hayward Associates LLC. From September 2003 to May 2013, Dr. Hayward served as the Chief Scientific Officer of EffRx Pharmaceuticals where he was instrumental in all aspects of the development and approvals of the Binosto® product. Dr. Hayward received a Ph.D. in Biochemistry from the University of Illinois at Urbana-Champaign in 1982 and did postdoctoral work there in molecular biology. Dr. Hayward received a B.S. degree (in Biochemistry with High Honor) from the Honors College of Michigan State University in 1977. Dr. Hayward does not hold, and has not previously held, any directorships in any reporting companies. Dr. Hayward is well-qualified to serve as a director due to his extensive scientific expertise and leadership in developing and securing regulatory approvals for pharmaceutical products.

Alison D. Silva. Alison Silva, who has been a member of our Board of Directors since 2018, has now expanding her role to include President and Chief Business Officer since September 1, 2021. Previously, Ms. Silva was the Chief Executive Officer of Cotinga Pharmaceuticals, formerly Critical Outcome Technologies, from July 2016 through August 2021. She continues to serve on the Board of Directors of Cotinga Pharmaceuticals since 2015, and management consultant to several organizations, including EMA Wellness and The Orphan Group. Before joining Cotinga, Alison co-founded The Microbiome Company in 2013, later rebranded to Synlogic Therapeutics, where she served as Executive Vice President and Chief Operating Officer until June 2016. Other relevant positions include co-founder and Vice President, Development at Marina Biotech; co-founder and Director at The Orphan Group; Director, Drug Development at Cequent Pharmaceuticals; COO at SLA Pharma; and various other positions in biotech and pharma. Ms. Silva obtained her undergraduate degree in Biology from Clark University in 2001 and her graduate degree from the University of Massachusetts Medical Center in 2002. Ms. Silva is well-qualified to serve as a director given her extensive leadership experience in the biotechnology and pharmaceutical industries.

Independent Directors

Allison W. Brady. Ms. Brady has served as an independent director at Jupiter Neurosciences, Inc. since September 8, 2021. She serves on the board of Gene Spotlight, Inc., where she is co-founder, a non-profit dedicated to raising money to sponsor medical research for rare diseases, since April 2011. Since 2016, Ms. Brady has served on the Board of Advisors at University of Pennsylvania’s school of Social Policy & Practice and is currently the Fundraising Chair of its Power of Penn campaign. Ms. Brady received a BAS from University of Pennsylvania in 1993. She also received a PR Strategy Certificate in 2021 from Cornell University. Ms. Brady does not hold, and has not previously held, any directorships in any reporting companies. Gene Spotlight is presently the largest outside investor in the Company. Ms. Brady does not hold, and has not previously held, any directorships in any reporting companies. Ms. Brady is well-qualified to serve as a director, including as a member of the Audit Committee (as defined below), due to her leadership in advancing medical research for rare diseases and her experience in healthcare-focused governance and fundraising initiatives.

Nicholas H. Hemmerly. Mr. Hemmerly has served as an independent director at Jupiter Neurosciences, Inc. since September 8, 2021. Mr. Hemmerly has been Managing Director and Co- Head of Investment Banking for Clear Street LLC since June 2023. Mr. Hemmerly has over 18 years of investment banking experience with broad transactional experience having completed approximately $25 billion of debt and equity transactions. Prior to joining Clear Street Mr. Hemmerly was Head of Investment Banking at Bridgeway Capital Partners, a merchant banking firm, From March 2016 to February 2020 Mr. Hemmerly was the Director, Head of Life Sciences at PricewaterhouseCoopers LLC where he led U.S. M&A and capital raising in the life sciences space with a focus on specialty and generic pharmaceuticals as well as healthcare consumer products and contract manufacturing. Prior to PwC from June 2014 to March 2016, Mr. Hemmerly was a Vice President at Jefferies LLC with a focus on executing M&A and financing transactions within the pharmaceutical and life sciences sectors. Prior experience includes investment banking roles in JPMorgan Chase & Co.’s Healthcare Group as well as JMP Securities LLC’s Healthcare Group. Mr. Hemmerly began his investment banking career as an analyst with Wachovia Securities. Mr. Hemmerly also serves as an independent director for Liberty Star Uranium & Metals Corp. Mr. Hemmerly is well-qualified to serve as a director, including as a member of the Audit Committee, given his extensive investment banking experience and deep expertise in life sciences and pharmaceutical transactions, including leadership roles advising companies on M&A and capital raising across the healthcare sector.

Julie Kampf. Ms. Kampf has served as an independent director at Jupiter Neurosciences, Inc. since September 8, 2021. Ms. Kampf is currently a Director and CEO of JBK Associates International an Executive Search firm focused on the Life Science Industry, which she founded in 2003. Ms. Kampf is also currently a Director at Marizyme, Inc. a Florida-based Biotech Company. Ms. Kampf has significant not-for-profit board and advisory committee experience having served on Howard University’s School of Communications Board of Visitors, where she helped launch an entrepreneurial incubator and established an award for student entrepreneurs. Deeply committed to enhancing the careers and well-being of other women, Ms. Kampf was president of the 1,750-member HBA (Healthcare Businesswomen’s Association) Metro Chapter, where she co-founded a successful mentoring program. Ms. Kampf has received numerous awards, including having been recognized as one of New Jersey’s Best 50 Women in Business, an Enterprising Woman of The Year, an Ernst & Young Entrepreneurial Winning Woman and a Brava Smart CEO Winner. In 2013 and 2009, Julie was recognized as one of the PharmaVoice 100 ‘most inspiring people in the Life Science Industry’. Ms. Kampf received a B.A. in Political Science from the University of Rhode Island in 1983. Ms. Kampf does not hold, and has not previously held, any directorships in any reporting companies. Ms. Kampf is well-qualified to serve as a director due to her extensive leadership and executive search experience in the life sciences industry, along with her recognized contributions to healthcare business leadership and talent development.

Holger Weis. Mr. Weis has served as an independent director at Jupiter Neurosciences, Inc. since September 8, 2021. Since December 2020, he has served as a Director, member of Audit and Compensation Committees as Alaunos Therapeutics, Inc. and was appointed CEO in July 2025. He is the principal of Weis Advisors, Inc., a company that provides consulting services to life science companies, since founding the company in April 2018. Between December 2011 and April 2018, Mr. Weis served many roles at DemeRx, Inc. including COO, CFO, President as well as a Consultant. From August 2010 to November 2011 Mr. Weis served as CFO for EnSA Holdings, LLC. Prior to his time at EnSA Holdings, LLC. Mr. Weis served as Vice President & CFO, Secretary and Treasurer at NovaVision, Inc. from January 2006 to August 2010. Prior to that, he served as the Chief Financial Officer & Treasurer of GMP Companies, Inc., a company that develops and commercializes pharmaceutical, medical device and diagnostic technologies, from 2000 to 2005. Earlier in his career, Mr. Weis served as a Senior Manager at Ernst & Young, a multinational professional services company, from 1986 to 2000. Mr. Weis received a Bachelor of Business Administration in Accounting from the University of Georgia in 1985 and is a Certified Public Accountant. Mr. Weis is well-qualified to serve as a director and as the chair of the Audit Committee given his extensive financial and operational leadership across multiple life science companies and his expertise in accounting, corporate governance, and strategic advisory roles within the biotechnology and pharmaceutical sectors.

Scientific Advisory Board

We want to emphasize that our Scientific Advisory Board members and business advisors take a very active role in our company and specific projects. This is one important reason how a company with our small staff can execute so many different pipeline projects effectively.

Shaun P. Brothers, Ph.D. Dr. Brothers has served as a member of our Scientific Advisory Board and our Consulting VP of Scientific Research since January 1, 2016. Dr. Brothers is an expert reviewer for molecular probes and drug discovery in neuroscience NIH study sections. Since June 2017, Dr. Brothers has served as an Associate Professor at the University of Miami, Miller School of Medicine. Since June 2016, Dr. Brothers has served as Director at Sylvester Cancer Center Molecular Therapeutics Shares Resource at University of Miami, Miller School of Medicine. From March 2011 through May 2017, Dr. Brothers served as an Assistant Professor at the University of Miami, Miller School of Medicine. Since September 2012, Dr. Brothers has served as Director of Pharmacology at Epigenetix Inc. From 2016 through 2018, Dr. Brothers served as Director Preclinical Research at DemeRx, Inc. From October 2006 to March 2011, Dr. Brothers served as a researcher at Scripps Research Institute in Jupiter, Florida. Dr. Brothers has also co-founded 2 biotech companies. Dr. Brothers received an MBA from West Texas A&M University in 2019, Ph.D. in physiology and pharmacology from Oregon Health and Science University in 2006, and Bachelor of Science degree in Microbiology from Oregon State University in 2000.

Dalton Dietrich, Ph.D. Dr. Dietrich has served as a member of our Scientific Advisory Board since June 22, 2021. Dr. Dietrich currently is the Scientific Director at The Miami Project to Cure Paralysis and the Kinetic Concepts Distinguished Chair in Neurosurgery at the University of Miami Miller School of Medicine which is where he has been since 1997. Dr. Dietrich also currently serves as the Senior Associate Dean for Discovery Science at the University of Miami Miller School of Medicine and Co-Director of the Institute for Neural Engineering at the University of Miami. Between 1995 to 1997 Dr. Dietrich served as Vice-Chairman for Basic Science in the Department of Neurology at the University of Miami. He attained the rank of Professor in 1993. In 1981, Dr. Dietrich joined the Department of Neurology at the University of Miami with a joint appointment in Cell Biology and Anatomy. Dr Dietrich has published over 375 refereed journal articles, 75 book chapters and 4 books. His published work has been cited over 38,000 times. He has been listed by the Institute of Scientific Information as a “Highly Cited Researcher”, placing him in the top 0.5% of all scientists based on the impact his research has made on other scientists. Dr. Dietrich received his Ph.D. in Anatomy from the Medical College of Virginia in 1979 and completed a postdoctoral fellowship in the Department of Pharmacology at Washington University, St. Louis, MO in 1981.

Peter Elliott, Ph.D. Dr. Elliott has served as a member of our Scientific Advisory Board since October, 2016. Since 2009, Dr. Elliott has served as a consultant to the pharmaceuticals industry. From 2005 to 2009, Dr. Elliott served as Senior Vice President of R&D at Sirtris Pharmaceuticals. As part of work from his teams at Sirtris, three SIRT1 activators entered clinical development, SRT501, SRT2104 and SRT2379. He was also an integral part of the road-show to take Sirtris public with a successful IPO in 2007, leading to it being purchased by GSK in 2008 for $720 million. From 2001 to 2005, Dr. Elliott served as Executive Vice President of Product Development at CominatoRx leading efforts in 8 Phase II programs in inflammation and oncology. From 1996 to 2001, Dr. Elliott served as Vice President of Pharmacology and Development at ProScript which was acquired by LeukoSite, and ultimately Millennium where he co-developed the multiple myeloma drug, Velcade© and PS-519 for stroke. From 1993 to 1996, Dr. Elliott served as Associate Director of Pharmacology at Alkermes. From 1988 to 1993, Dr. Elliott served as Group & Research Leader at Glaxo Group Research where he led a number of CNS programs focusing on movement disorders, neurodegeneration as well as pain. Dr. Elliott received a B.Sc. in Pharmacology from London University and a Ph.D. in Psychopharmacology from Cambridge University.

Charbel Moussa, MBBS, Ph.D. Dr. Moussa has served as a member of our Scientific Advisory Board since April, 2020. Since July 2017, Dr. Moussa has served as an Associate Professor of Neurology at Georgetown University Medical Center. Since March 2015, Dr. Moussa has served as the director of Translational Neurotherapeutics Program at Georgetown University Medical Center. Since January 2018, Dr. Moussa has served as the Principal Investigator of the Lewy Body Disease Association (LBDA) Research Center of Excellence at Georgetown University Medical Center. Since March 2015, Dr. Moussa has served as Clinical Research Director at the Parkinson’s Foundation Center of Excellence. Since August 2016, Dr. Moussa has served as Director of Neurosciences Grand Rounds at Georgetown University Medical Center. Dr. Moussa received a Bachelor of Medicine, Bachelor of Surgery (MBBS), and Doctor of Philosophy (Ph.D.) in Biomedical Sciences from the University of Sydney Australia in 1996 and 2002, respectively. Dr. Moussa has expertise in geriatric neurology with a special focus on movement and memory disorders.

Li-Huei Tsai, Ph.D. Dr. Tsai has served as a member of our Scientific Advisory Board since June, 2016. Since May 2006, Dr. Tsai has served as the Director of the Picower Institute for Learning and Memory at the Massachusetts Institute of Technology, a Picower Professor of Neuroscience, and an Associate Member of the Broad Institute. From 1994 to May 2006, Dr. Tsai served as an Assistant Professor of Pathology at Harvard Medical School and was promoted to tenure Professor at Harvard in 2002. From 1997 to 2013, Dr. Tsai served as an Investigator of the Howard Hughes Medical Institute from 1997 to 2013. Dr. Tsai is also a Fellow of the American Association for the Advancement of Science, a member of the National Academy of Medicine, and an Academician of the Academia Sinica in Taiwan. Dr. Tsai obtained a Ph.D. from University of Texas Southwestern Medical Centre in Dallas, Texas in 1990 and postdoctoral training at Cold Spring Harbor Laboratories and Massachusetts General Hospital from 1990 to 1994.

Raymond Scott Turner, MD, Ph.D. Dr. Turner has served as a member of our Scientific Advisory Board since August, 2016. Since April 2020, Dr. Turner has served as the Vice Chair for Clinical Research, Department of Neurology at Georgetown University Medical Center. Since July 2008, Dr. Turner has served as a Professor at the Department of Neurology and the Director of the Memory Disorders Program, Department of Neurology at Georgetown University Medical Center. From March 2007 to July 2008, Dr. Turner served as the Associate Chair in the Department of Neurology, University of Michigan at Ann Arbor, Michigan. From October 2003 to July 2008, Dr. Turner served as Associate Professor in the Department of Neurology, University of Michigan. From July 1995 to October 2003, Dr. Turner served as Assistant Professor in the Department of Neurology, University of Michigan. From September 2002 to July 2008, Dr. Turner served as Chief of Neurology Service at VA Ann Arbor Healthcare System in Ann Arbor, Michigan. From July 1995 to July 2008, Dr. Turner served as Attending Neurologist and Research Scientist, Geriatric Research Education and Clinical Center at VA Ann Arbor Healthcare System in Ann Arbor, Michigan. Dr. Turner received a Bachelor of Science degree in microbiology/molecular biology from Clemson University in 1979. Dr. Turner obtained a Ph.D. in pharmacology and an MD from Emory University in 1984 and 1988, respectively, and completed his internship, residency, and fellowship at the University of Pennsylvania, Philadelphia in 1992. Dr. Turner has received numerous prestigious awards, including a fellowship from the Howard Hughes Medical Institute and a Paul Beeson Scholarship. Dr. Turner serves as a reviewer for granting agencies and biomedical journals, has published more than seventy peer-reviewed paper, editorials, and book chapters, as well as lectures widely. He became board-certified in Psychiatry and Neurology in 1993.

Claes Wahlestedt, MD, Ph.D. Dr. Wahlestedt has served as the Co-Chairman of our Scientific Advisory Board and our Consulting Chief Medical Officer since January 1, 2016. From January 1, 2016 through October 1, 2021, he previously served as a member of our Board of Directors. Dr. Wahlestedt is a renowned scientist throughout the pharmaceutical industry. Since March 2011, Dr. Wahlestedt has served as the Leonard M. Miller Professor & Associate Dean for Therapeutic Innovation at the University of Miami Miller School of Medicine. From 2005 to March 2011, Dr. Wahlestedt was the founding Professor and Director of Neuroscience at The Scripps Research Institute in Florida. From 1997 to 2005, Dr. Wahlestedt was the Professor and Department Chair at Karolinska Institute in Stockholm, Sweden. Dr. Wahlestedt was the Director of Worldwide Genomics for Pharmacia between 1997 to 2004. From 1994 to 1997, Dr. Wahlestedt was a faculty member at McGill University. From 1993 to 1997, Dr. Wahlestedt directed the research and development team for Astra-Zeneca Research Centre in Montreal, Canada. From 1989 to 1993, Dr. Wahlestedt was the Assistant Professor of the Department of Neurology and Neurosciences at Cornell University Medical College in New York, NY. Dr. Wahlestedt has also co-founded 2 other biotech companies, including CuRNA, Inc. and Epigenetix, Inc. Dr. Wahlestedt is a graduate of Lund University, Sweden with a M.D. in Medicine and Ph.D. in Pharmacology in 1986 and 1987, respectively.

Business Advisors

Ulf Wiinberg. Mr. Wiinberg is an experienced healthcare industry professional who has served on the boards of several healthcare industry associations. Since April 2017, Mr. Wiinberg has had the position of Chief Executive Officer at X-VAX Technology, Inc. From June 2008 to December 2014, Mr. Wiinberg served as the Chief Executive Officer at Lundbeck, a pharmaceutical company specialized in psychiatric and neurological disorders. Mr. Wiinberg served as President of the European pharma business at Wyeth from June 2005 to May 2008. At Wyeth, Mr. Wiinberg also served as President of the global consumer health care business from 2002 to 2005. From 1997 to 2002, Mr. Wiinberg served as Managing Director at Wyeth UK and Ireland. Ulf is presently a non-executive member of the board of Alfa Laval AB, Agenus Inc and at the Belgian pharmaceutical company UCB. He is also chairman of the board of Sigrid Therapeutics AB, Chairman of the Board at Hansa Biopharma as well as CEO and chairman of the board of Ulf Wiinberg Consulting & Invest AB.

Arthur Kirsch. Mr. Kirsch has advised the Company since June 2020 on a variety of financial and strategic initiatives. Previously he was a Senior Advisor and Head of Global Healthcare at GCA Global from 2005 to 2019, an investment bank providing strategic M&A and capital markets advice for growth companies. From 1994 to 2004 he was Head of Research for Vector Securities with over 200 companies under coverage and later became Head of Capital Markets that acquired by Prudential Securities. From 1990 to 1993 Mr. Kirsch was CEO OF Natwest Markets the investment banking division of Natwest Bank in the U.K. He began his career at Drexel Burnham where he was an Executive Vice President running the global equity division as well as being on the Executive Committee. Mr. Kirsch has served on the Board of Kadmon since 2019, a publicly traded bio pharmaceutical company where he serves on the Audit Committee. He also serves on the board of Liquidia Technologies a public nano technology healthcare company as well as being the Chairman of the Audit Committee. Mr. Kirsch received his B.A. in Finance from the University of Rhode Island and an M.B.A. from Bernard M. Baruch College.

Mark Dant. Mr. Dant, EveryLife Foundation for Rare Diseases Board Chair, is a parent advocate and retired Carrolton, Texas Police Department Chief of Police. Mark and his wife Jeanne are the parents of Ryan, who is 33 years old and the longest treated person in the world with MPS I. Mark and Jeanne spearheaded the funding for the first MPS Enzyme Replacement Therapy, Aldurazyme, through their Foundation, the Ryan Foundation. In partnership with Dr. Emil Kakkis, Mr. Dant and his family were also key advocates speaking to the FDA about the importance and significant impact of ERT for the treatment of mucopolysaccharidoses. In 2009, Mr. Dant and his family successfully championed Congress to pass the Ryan Dant Health Care Opportunity Act, H.R. 1441-111.

Family Relationships

There are no family relationships among any of our officers or directors except that Christer Rosén, our Chairman of the Board and Chief Executive Officer, is the father of Alexander Rosén, our Chief Administrative Officer.

Involvement in Certain Legal Proceedings

No executive officer, member of the Board or control person of our Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Corporate Governance

Board Leadership Structure and Board’s Role in Risk Oversight

We have not separated the positions of Chairman of the Board and Chief Executive Officer. Christer Rosén has served as our Chairman of the Board and Chief Executive Officer since January 1, 2016. We believe that combining the positions of Chairman and Chief Executive Officer allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that consolidating the leadership of the Company under Mr. Rosén is the appropriate leadership structure for our Company and that any risks inherent in that structure are balanced by the oversight of our other independent directors on our Board. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board holds executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. The audit committee oversees management of financial risks; our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our business. The Board is also expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

Director Independence

As required under the Nasdaq Marketplace Rules, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. Our Board considered certain relationships between our directors and us when determining each director’s status as an “independent director” under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Based upon such definition and SEC regulations, the Board has affirmatively determined that currently three of its seven directors (Christer Rosén, Marshall Hayward, Ph.D., and Alison D. Silva) are non-independent directors of the Company and four of its seven directors (Nicholas H. Hemmerly, Julie Kampf, Allison W. Brady, and Holger Weis) are “independent” directors under Nasdaq listing standards. Therefore, the Board has determined that a majority of the members of our Board are “independent”.

Committees of the Board of Directors

Audit Committee

We have established an audit committee (“Audit Committee”), which consists of three independent directors: Holger Weis, Allison W. Brady and Nicholas Hemmerly. Mr. Weis is the chair of the Audit Committee. Mr. Weis qualifies as an audit committee financial expert under SEC rules and as a financially sophisticated audit committee member under the Nasdaq Capital Market rules. Our Audit Committee operates under a written charter that is reviewed annually. A copy of the charter is posted on the Corporate Governance section of our website, at www.jupiterneurosciences.com.

Our Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;
●	review the proposed scope and results of the audit;
●	review and pre-approve audit and non-audit fees and services;
●	review accounting and financial controls with the independent auditors and our financial and accounting staff;
●	review and approve transactions between us and our directors, officers and affiliates;
●	recognize and prevent prohibited non-audit services;
●	establish procedures for complaints received by us regarding accounting matters; and
●	oversee internal audit functions, if any.

Compensation Committee

We have established a compensation committee (“Compensation Committee”), which consists of three independent directors: Nicholas H. Hemmerly, Julie Kampf and Allison Brady. Mr. Hemmerly is the chair of the Compensation Committee. Our Compensation Committee operates under a written charter that is reviewed annually. A copy of the charter is posted on the Corporate Governance section of our website, at www.jupiterneurosciences.com.

The Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management
●	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;
●	administer our incentive compensation and benefit plans and purchase plans;
●	oversee the evaluation of the Board and management; and
●	review the independence of any compensation advisors.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee (“Nominating and Corporate Governance Committee”), which consists of three independent directors: Julie Kampf, Holger Weis and Nicholas H. Hemmerly. Ms. Kampf is the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee operates under a written charter, a copy of which is posted on the Corporate Governance section of our website, at www.jupiterneurosciences.com.

The functions of the Nominating and Corporate Governance Committee, among other things, include:

●	identifying individuals qualified to become board members and recommending director;
●	nominees and board members for committee membership;
●	developing and recommending to our board corporate governance guidelines;
●	review and determine the compensation arrangements for directors; and
●	overseeing the evaluation of our Board and its committees and management.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the Board or compensation committee of any entity that has one or more executive officers on our Board or Compensation Committee.

Director Nominations

Our full Board recommends candidates for nomination for election at the annual meeting of the stockholders. We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. The Compensation Committee shall also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents.

Board and Committee Meetings and Director Attendance

During the year ended December 31, 2024, the Board held five meetings, the Audit Committee held four meetings, the Compensation Committee held no meetings, and the Nominating and Governance Committee held no meetings. During 2024, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all of its directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions) and employees. The Code of Ethics and Business Conduct is available on our website at www.jupiterneurosciences.com.

Compensation Recovery Policy

On March 26, 2025, the Board approved a new compensation recovery policy (the “Clawback Policy”) in compliance with SEC and Nasdaq rules and regulations. The Clawback Policy provides that in the event we are required to prepare an “Accounting Restatement” (as defined in the Clawback Policy), we shall, subject to certain limited exceptions as described in the Clawback Policy, recover certain incentive-based compensation from executive officers who are or have been designated as an “officer” by the Board in accordance with Exchange Act Rule 16a-1(f). Compensation that shall be recovered under the Clawback Policy generally includes “Incentive-Based Compensation” (as defined in the Clawback Policy) received during the three-year period prior to the “Accounting Restatement Determination Date” (as defined in the Clawback Policy) that exceeds the amount that otherwise would have been received by the “officer” had such compensation been determined based on the restated amounts in the financial restatement. Under the Clawback Policy, “Incentive-Based Compensation” includes any compensation that is granted, earned, or vested based, in whole or in part, upon the attainment of a Financial Reporting Measure (as defined in the Clawback Policy).

Communications with the Board

Stockholders and other interested parties can send communications to one or more members of the Board by writing to the Board or specific directors or group of directors at the following address: Jupiter Neurosciences, Inc. Board of Directors, c/o Chief Administrative Officer, 1001 North US Hwy 1, Suite 504, Jupiter, FL 33477. Any communication will be promptly distributed by our Chief Administrative Officer to the individual director or directors named in the communication or to all directors if addressed to the entire Board.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) containing policies and procedures governing the purchase, sale and/or other dispositions of our securities by Company Insiders (including officers and directors as well as certain other employees identified pursuant to the Insider Trading Policy), or by us. Such policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us.

Indemnification and Limitation on Liability of Directors

Our certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law (“DGCL”).

Our certificate of incorporation also permits us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions and the insurance are necessary to attract and retain talented and experienced officers and directors.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of the members of our executive officers and the positions held by each, in addition to those executive offers who are directors of our Board as disclosed above.

Name	Age	Position
Executive Officers:
Saleem Elmasri	40	Chief Financial Officer and Secretary
Alexander Rosén	34	Chief Administrative Officer

Saleem Elmasri. Mr. Elmasri has served as our Chief Financial Officer and Secretary since January 1, 2023. From September 2020 to December 2022, he served as a Principal at Titan Advisory Services LLC, a boutique advisory firm focused on providing collaborative and customized financial operations and CFO services to early-stage companies. From September 2020 to April 2021, Mr. Elmasri was a consultant to DLA LLC, a professional services firm providing clients internal audit, accounting advisory, and corporate finance services. From June 2019 to August 2020, he was Managing Director at DLA LLC. From September 2007 to March 2018, Mr. Elmasri worked as Senior Director for Pine Hill Group LLC, a boutique accounting and transaction advisory firm, From March 2018 to June 2019, he worked as Senior Director for Pine Hill Group LLC, a boutique accounting and transaction advisory firm. From September 2007 to March 2018, Mr. Elmasri worked as Senior Manager for PricewaterhouseCoopers LLP, a Big-4 Accounting and Global Professional Services firm. Mr. Elmasri is a CPA and seasoned business professional who has a passion for delivering meaningful and measurable value to clients through practical solutions. He has over 15 years of experience in financial and management consulting. Mr. Elmasri began his career at PricewaterhouseCoopers and worked on several of the firm’s Fortune 500 clients, primarily focused on the Life Sciences and Pharmaceutical industry. From PwC, he transitioned to lead advisory practices at boutique consulting firms, specializing in transaction and complex accounting advisory. Mr. Elmasri received B.S. degrees in Accounting and Finance from Rutgers University in 2007.

Alexander Rosén. Mr. Rosén is a Co-Founder and our Chief Administrative Officer and has been with Jupiter Neurosciences, Inc. since its inception. Previously, Mr. Rosén held the position of Head of Administration at X-Vax Technology, Inc. from November 2020 to June 2021. From February 2019 to November 2020, Mr. Rosén served as the Controller at X-Vax Technology, Inc. Mr. Rosén attended Halmstad University, Sweden from 2009 - 2012. Mr. Rosén does not hold, and has not previously held, any directorships in any reporting companies.

EXECUTIVE COMPENSATION

2024 Summary Compensation Table

The following summary compensation table provides information regarding the compensation earned during our fiscal years ended December 31, 2024 and 2023 to certain of our executive officers, who we collectively refer to as our “named executive officers” or “NEOs”.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Christer Rosén	2024		134,750	-	-	-	-	-	19,326	(2)	$154,076
Chairman of the Board and Chief Executive Officer	2023	(3)	-	-	661,531	771,550	-	-	4,286	(4)	1,437,367

Saleem Elmasri	2024		127,006	-	-	-	-	-	-		127,006
Chief Financial Officer	2023	(5)	-	-	88,168	690,335	-	-	-		778,503

Marshall Hayward	2024		107,800	-	-	-	-	-	-		107,800
Chief Scientific Officer	2023	(6)	-	-	518,426	604,638	-	-	18,646	(7)	1,141,710

Alexander Rosén	2024		77,000						26,655	(8)	103,655
Chief Administration Officer	2023	(9)			218,855	255,248			27,259	(10)	501,362

Alison Silva	2024		96,250						42,294	(11)	138,544
Chief Business Officer and President	2023	(12)	-	-	146,602	363,481			35,000	(13)	545,083

(1)	Amounts reflect the aggregate grant-date fair value of stock awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. See Note 6 – Stockholders’ Equity (Deficit) – Stock Options.

(2)	Includes healthcare benefits and 401(k) contribution of $19,326 and $0, respectively, for the fiscal year ended December 31, 2024.

(3)	During 2023, Mr. Rosén’s salary was deferred and effective October 1, 2023 was reduced to $84,000. The deferred compensation is recorded in accrued compensation as of December 31, 2023. No interest was accrued or due on the deferred compensation for 2023.

On September 29, 2023, Mr. Rosén received 710,344 options to purchase common stock, 430,181 restricted stock units, which were reissued with additional options to purchase 88,090 shares of common stock and an additional 67,215 restricted stock units. The options to purchase common stock have a strike price of $1.33.

(4)	Includes healthcare benefits and 401(k) contribution of $4,286 and $0, respectively, for the fiscal year ended December 31, 2023.

(5)	During 2023, Mr. Elmasri’s, through his consulting company Titan Advisory Services, LLC (“Titan”), salary compensation was deferred and effective February 1, 2023 was reduced to $250,000, and was further reduced effective October 1, 2023 to $60,000. The deferred compensation is recorded in accrued compensation as of December 31, 2023. No interest was accrued or due on the deferred compensation for 2023. Mr. Elmasri and his wife are the only shareholders of Titan.

On September 29, 2023, Mr. Elmasri, on behalf of Titan, received 81,599 options to purchase common stock and 49,417 restricted stock units, which were reissued with additional options to purchase 22,320 shares of common stock and an additional 16,875 restricted stock units. The options to purchase common stock have a strike price of $1.33.

(6)	During 2023, Mr. Hayward’s salary was deferred and effective October 1, 2023 was reduced to $67,200. The deferred compensation is recorded in accrued compensation as of December 31, 2023. No interest was accrued or due on the deferred compensation for 2023.

On September 29, 2023, Mr. Hayward received 556,672 options to purchase common stock and 337,118 restricted stock units, which were reissued with additional options to purchase 69,675 shares of common stock and 52,676 restricted stock units. The options to purchase common stock have a strike price of $1.33.

(7)	Includes healthcare benefits and 401(k) contribution of $18,646 and $0 respectively, for the fiscal year ended December 31, 2023.

(8)	Includes healthcare benefits and 401(k) contribution of $26,655 and $0 respectively, for the fiscal year ended December 31, 2024.

(9)	During 2023, Mr. Rosén’s salary was deferred and effective October 1, 2023 was reduced to $48,000. The deferred compensation is recorded in accrued compensation as of December 31, 2023. No interest was accrued or due on the deferred compensation for 2023.

On September 29, 2023, Mr. Rosén received 234,998 options to purchase common stock and 142,316 restricted stock units, which were reissued with additional options to purchase 29,415 shares of common stock and 22,237 restricted stock units. The options to purchase common stock have a strike price of $1.33.

(10)	Includes healthcare benefits and 401(k) contribution of $27,259 and $0 respectively, for the fiscal year ended December 31, 2023.

(11)	Includes healthcare benefits and 401(k) contribution of $42,294 and $0 respectively, for the fiscal year ended December 31, 2024.

(12)	During 2023, Ms. Silva’s salary was deferred and effective October 1, 2023 was reduced to $60,000 beginning on October 1, 2023. The deferred compensation is recorded in accrued compensation as of December 31, 2023. No interest was accrued or due on the deferred compensation for 2023.

On September 29, 2023, Ms. Silva received 157,418 options to purchase common stock and 95,333 restricted stock units, which were reissued with additional options to purchase 19,703 options shares of common stock and 14,895 restricted stock units. The options to purchase common stock have a strike price of $1.33.

(13)	Includes healthcare benefits and 401(k) contribution of $35,000 and $0 respectively, for the fiscal year ended December 31, 2023.

Executive Compensation Philosophy

Our Board determines the compensation given to our executive officers in their sole determination. Our Board reserves the right to pay our executives or any future executives a salary, and/or issue them shares of common stock issued in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board has not granted any performance-based stock options to date , the Board reserves the right to grant such options in the future, if the Board in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board may grant incentive bonuses to our executive officers in its sole discretion, if the Board believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

Long-Term, Stock-Based Compensation

In order to attract, retain and motivate executive talent necessary to support the Company’s long-term business strategy we may award our executives and any future executives with long-term, stock-based compensation in the future, at the sole discretion of our Board.

NEO Employment Agreements

Employment Agreement with Christer Rosén, dated as of September 1, 2021

Mr. C. Rosén’s agreement provides that he will serve as the Chief Executive Officer of the Company and provides that he will be paid an annual base salary of $420,000. Mr. C. Rosén is eligible to receive an annual cash bonus, with the target amount of the bonus equal to 50% of the base salary in the year to which the bonus relates, and the actual amount of the bonus may be greater or less than the target amount, and will ultimately be determined by the Board.

Amended Employment Agreement with Christer Rosén, effective October 1, 2023

Mr. C. Rosén’s employment agreement was amended effective October 1, 2023. The amendment reduces Mr. C. Rosén’s annual base salary from $420,000 to $84,000, until the time that the Company has raised additional capital from the sale of its securities in the amount of $1,500,000 (the “Reduction Period”). Upon the expiration of the Reduction Period, the base salary shall be adjusted to be 105% the original base salary. The remainder of the original agreement shall remain in full force.

Employment Agreement with Marshall Hayward, dated as of September 1, 2021

Mr. Hayward’s agreement provides that he will serve as the Chief Scientific Officer of the Company and that he will be paid an annual base salary of $336,000. Mr. Hayward is eligible to receive an annual cash bonus, with the target amount of the bonus equal to 30% of the base salary in the year to which the bonus relates, and the actual amount of the bonus may be greater or less than such target amount, and will ultimately be determined by the Board.

Amended Employment Agreement with Marshall Hayward, effective October 1, 2023

Mr. Hayward’s employment agreement was amended effective October 1, 2023. The amendment reduces Mr. M. Hayward’s annual base salary from $336,000 to $67,200, until the time that the Company has raised additional capital from the sale of its securities in the amount of $1,500,000. Upon the expiration of the Reduction Period, the base salary shall be adjusted to be 105% the original base salary. The remainder of the original agreement shall remain in full force.

Provisions Applicable to All NEO Employment Agreements

Each of the employment agreements described above has a term of three years, which will be automatically extended for one or more additional terms of one year each unless either party provides notice to the other party of their desire to not so renew the term at least 30 days prior to the expiration of the then-current term. Each of the agreements is “at will,” meaning that either party may terminate the employment at any time and for any reason, subject to the provisions of the applicable agreement.

Each executive is entitled to fringe benefits consistent with the practices of the Company, and to the extent the Company provides similar benefits to the Company’s executive officers, and is entitled to be reimbursed for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred in connection with the performance of their duties.

Each agreement may be terminated by the Company at any time, either with or without “Cause”, and by the applicable executive any time, either with or without “Good Reason”. “Cause” is defined as (i) violation of any material written rule or policy of the Company for which violation any employee may be terminated pursuant to the written policies of the Company reasonably applicable to an executive employee; (ii) misconduct by the applicable executive to the material detriment of the Company; (iii) the applicable executive’s conviction (by a court of competent jurisdiction, not subject to further appeal) of, or pleading guilty to, a felony; (iv) the applicable executive’s gross negligence in the performance of their duties and responsibilities to the Company as described in the agreement; or the applicable executive’s material failure to perform their duties and responsibilities to the Company as described in the agreement (other than any such failure resulting from their incapacity due to physical or mental illness or any such failure subsequent to the applicable executive delivered a notice of termination without Cause by the Company or delivering a notice of termination for Good Reason to the Company), in either case after written notice from the Board to the applicable executive of the specific nature of such material failure and such executive’s failure to cure such material failure within 10 days following receipt of such notice.

“Good Reason” is defined as (i) at any time following a Change of Control (as defined below), a material diminution by the Company of compensation and benefits (taken as a whole) provided to the applicable executive immediately prior to a Change of Control; (ii) reduction in base salary or target or maximum bonus, other than as part of an across-the-board reduction in salaries of management personnel; (iii) the relocation of the applicable executive’s principal executive office to a location more than 50 miles further from their principal executive office immediately prior to such relocation; or (iv) a material breach by the Company of any of the terms and conditions of the agreement which the Company fails to correct within 10 days after the Company receives written notice from the applicable executive of such violation.

A “Change of Control” will be deemed to have occurred if, after the effective date of the applicable agreement, (i) the beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is acquired by any “person” as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company, any subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), (ii) the merger or consolidation of the Company with or into another corporation where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) in substantially the same proportion as their ownership of the Company immediately prior to such merger or consolidation, or (iii) the sale or other disposition of all or substantially all of the Company’s assets to an entity, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by shareholders of the Company, immediately prior to the sale or disposition, in substantially the same proportion as their ownership of the Company immediately prior to such sale or disposition.

If the Company terminates any executive’s employment for “Cause”, or the applicable executive terminates their employment without “Good Reason”, then the Company will pay to the applicable executive any unpaid base salary and benefits then owed or accrued, and any unreimbursed expenses, any unvested portion of any equity granted to the applicable executive under the agreement or any other agreements with the Company will immediately be forfeited as of the termination date without any further action of the parties; and all of the parties’ rights and obligations under the applicable agreement cease, other than such rights or obligations which arose prior to the termination date or in connection with such termination, and subject to those provisions which survive the termination.

If the Company terminates the applicable executive’s employment without “Cause”, or the applicable executive terminates their employment with “Good Reason”, the Company will pay to the applicable executive any base salary and benefits then owed or accrued and any unreimbursed expenses; the Company will pay to the applicable executive an amount in cash equal to the target annual performance bonus for which they would have been eligible with respect to the year in which termination of their employment occurs multiplied by a portion of the year for which the agreement was in place; the Company will continue to pay to the applicable executive the base salary that would have been paid to them for the following 12 month period, assuming that the agreement and the term had remained in effect; any equity grant already made to the applicable executive will, to the extent not already vested, be deemed automatically vested; and all of the parties’ rights and obligations under the agreement cease, other than such rights or obligations which arose prior to the termination date or in connection with such termination, and subject to those provisions which survive the termination.

Each of the agreements also provides for certain “gross-up payments” being payable to the applicable executive if it is determined that any payment or benefit provided to the executive under the agreement or otherwise, whether or not in connection with a Change of Control would constitute an “excess parachute payment” within the meaning of section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), such that the payment would be subject to an excise tax under section 4999 of the Code.

Each of the agreements contains customary confidentiality provisions, and customary provisions relating to intellectual property created by the executive (i.e., a “work-made-for-hire” provision).

Each of the agreements also contains a customary non-solicitation provision, wherein the executive agrees that they shall not, directly or indirectly solicit or discuss with any employee of the Company the employment of such Company employee by any other commercial enterprise other than the Company, nor recruit, attempt to recruit, hire or attempt to hire any such Company employee on behalf of any commercial enterprise other than the Company, except for general recruitment advertisements. This provision applies for three years.

Each of the agreements also contains a customary non-compete provision, wherein the executive agrees that they will not, directly or indirectly: (i) engage in any other business, association or relationship of any kind with any business which provides, in whole or in part, the same or similar services and/or products offered by the Company as part of its existing or developing businesses which directly or indirectly competes with the Company; nor (ii) solicit or accept, or induce any person to reduce goods or services to the Company, or in any manner assist others in the solicitation, acceptance, or inducement of, any business transactions with the Company’s existing and prospective clients, accounts, suppliers and/or other persons or entities with whom the Company has had business relationships (or whom the Company had specifically identified for a prospective business relationship). This provision applies for nine months.

Each of the agreements contains a “Blue Pencil” provision, wherein if a court of competent jurisdiction determines that any of the non-solicit or non-compete provisions are unenforceable, the court may substitute an enforceable restriction in place of any restriction deemed unenforceable.

Each of the agreements is governed by Florida law, and contains customary representations and warranties and other miscellaneous provisions.

Titan Consulting Agreement

On December 31, 2022, the Company entered into a Master Services Agreement with Titan Advisory Services LLC (“Titan”), which is wholly-owned by Mr. Elmasri and his wife, pursuant to which the Titan will provide certain services to the Company (the “MSA”). The MSA provides that the specific services (the “Services”) will be described in separate Scopes of Work (“SOW”) which will constitute a part of the MSA. The term of the MSA continues until 30 days after either party notifies the others that it desires to terminate the MSA.

The Services, which commenced on January 1, 2023, are to be provided by Saleem Elmasri, and include Mr. Elmasri serving as the Chief Financial Officer of the Company, and having the following responsibilities: (i) overall financial strategy implementation and execution; (ii) overseeing forecasts and budgeting; (iii) overseeing the Company’s finance/accounting department; (iv) financial reporting; and (v) overseeing tax compliance. Separately, Mr. Elmasri has also been named as the Secretary of the Company.

The MSA agreement provides that the Company shall pay Titan a monthly fee in the amount of $25,000 (annual fee in aggregate of $300,000 per year) and that Mr. Elmasri will be issued an option to acquire 562,500 shares of common stock, pursuant to a separate option agreement. 25% of the options are vested upon issuance, with the balance to vest in equal quarterly installments over the following 24 months, and the option has a 10-year term. The exercise price per share for the shares of common stock is $1.33. The options will accelerate and vest immediately upon a merger, acquisition or other transaction that will be deemed a change of control of the Company. Titan and Mr. Elmasri will be eligible to participate in additional incentive equity or cash compensation alongside the Company’s other executives, at the sole discretion of the Company. Any additional resources used by Titan to provide the Services, subject to prior approval by the Company, will be billed to the Company at between $150 and $250 per hour, and the Company has also agreed to reimburse Titan for all reasonable out-of-pocket expenses that Titan incurs in providing the Services.

The MSA includes a customary confidentiality provision for the benefit of the Company, and also includes a non-solicitation provision pursuant to which each party agrees that during the term of the MSA and for a period of one year thereafter, neither party will, without the prior written consent of the other, engage in any way, employ, hire, or otherwise do business with any employee or former employee of the other party.

The MSA provides that the Company will be solely responsible for the contents of the information it provides to Titan in connection with the MSA, and the Company makes customary representations and warranties regarding such information. The Company also agreed in the MSA to indemnify Titan, its principals, employees and representatives, from and against any claims, losses, damages or any other liability arising from or as a result of (i) Titan performing the Services or any other services requested by the Company, (ii) any claim by the Company or any third party of any misrepresentation or reliance on any information resulting from the Services; (iii) any claim by the Company or any third party or governmental agency brought under the federal securities laws or other statutes, state statute, or common law, or otherwise, or (iv) any claim by the Company or any third party in connection with the sale or issuance of any shares of the Company’s stock, or other equity or debt of the Company. The maximum liability of Titan that may arise out of the Services is limited to the total fees paid to Titan for a particular SOW, unless Titan is found to be grossly negligent in its duties or acts with willful misconduct.

The MSA contains customary miscellaneous provisions, including a no-assignment provision, and an agreement to submit any disputes to mediation, or thereafter to arbitration if the mediation is not successful.

On January 31, 2023, Titan agreed to reduce the monthly fee to $20,000 per month until the time that the Company has raised additional capital from the sale of its securities in the amount of $1,500,000.

Effective October 1, 2023, the monthly fee was reduced to $5,000 until the time that the Company has raised additional capital from the sale of its securities in the amount of $1,500,000 (the “Reduction Period”). Upon the expiration of the Reduction Period, the base salary shall be adjusted to be 105% the original base salary.

On December 17, 2024, the parties agreed that the Company would pay to Titan a monthly fee in the amount of $20,000 (amounting to an aggregate annual fee of $240,000) for the 2025 calendar year. In addition, Titan is eligible for cash bonuses and additional equity compensation, at the Company’s discretion.

Elements of Compensation

Our NEOs were provided with the following primary elements of compensation in 2024 and 2023:

Base Salary

Christer Rosén and Marshall Hayward received a fixed base salary in an amount determined by the Board based on a number of factors, including:

●	The nature, responsibilities and duties of the officer’s position;
●	The officer’s expertise, demonstrated leadership ability and prior performance;
●	The officer’s salary history and total compensation, including annual cash bonuses and long-term incentive compensation; and
●	The competitiveness of the market for the officer’s services.

See “—2024 Summary Compensation Table.”

Stock Option Grants

On January 1, 2023, the Company granted non-qualified stock option to purchase 562,500 of common stock to Saleem Elmasri, CPA, as Chief Financial Officer, at an exercise price of $1.33 per share.

On September 29, 2023, the Company granted non-qualified stock options to purchase 710,344 of common stock to Christer Rosén at an exercise price of $1.33 per share.

On September 29, 2023, the Company granted non-qualified stock options to purchase 556,673 of common stock to Marshall Hayward at an exercise price of $1.33 per share.

On September 29, 2023, the Company granted non-qualified stock options to purchase 81,600 of common stock to Saleem Elmasri, CPA at an exercise price of $1.33 per share.

On December 18, 2023, the Company granted non-qualified stock options to purchase 88,909 of common stock to Christer Rosén at an exercise price of $1.33 per share.

On December 18, 2023, the Company granted non-qualified stock options to purchase 69,675 of common stock to Marshall Hayward at an exercise price of $1.33 per share.

On December 18, 2023, the Company granted non-qualified stock options to purchase 22,320 of common stock to Saleem Elmasri, CPA at an exercise price of $1.33 per share.

Other Benefits

In 2024 and 2023, our NEOs were reimbursed for healthcare expenses. The amounts paid to our NEOs in respect of these benefits is reflected above in “—2024 Summary Compensation Table.”

2023 Equity Incentive Plan

Overview

The Board and stockholders holding a majority of the Company’s voting capital approved and adopted the 2023 Equity Incentive Plan (the “2023 Plan”) on October 4, 2023, respectively. The 2023 Plan authorizes the issuance of up to an aggregate maximum of 4,012,785 shares of the common stock, subject to adjustment as described in the 2023 Plan. The 2023 Plan shall be administered by the Board or one or more committees appointed by the Board or another committee (“Administrator”). The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The 2023 Plan authorizes the Company to grant stock options, stock appreciation rights, restricted shares, restricted share unit, cash awards, other awards, and performance-based awards. Awards may be granted to the Company’s officers, employees, directors and consultants.

The purpose of 2023 Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this 2023 Plan, in whole or in part. To the extent then required by applicable law or any applicable stock exchange or required under the Internal Revenue Code to preserve the intended tax consequences of the 2023 Plan, or deemed necessary or advisable by the Board, the 2023 Plan and any amendment to the 2023 Plan shall be subject to stockholder approval. Unless earlier terminated by the Board, the 2023 Plan will terminate 10 years from the date of adoption.

Authorized Shares

A total of 4,012,785 shares of the Company’s common stock are authorized for issuance pursuant to the 2023 Plan. Subject to adjustment as provided in the 2023 Plan, the maximum aggregate number of shares that may be issued under the 2023 Plan will be cumulatively increased on January 1, 2024 and on each subsequent January 1, by a number of shares equal to the smaller of (i) 3% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by the Board.

Additionally, if any award issued pursuant to the 2023 Plan expires or becomes exercisable without having been exercised in full, is surrendered pursuant to an exchange program, as provided in the 2023 Plan, or, with respect to restricted stock, restricted stock units (“RSUs”), performance units or performance shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the 2023 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). Shares that have actually been issued under the 2023 Plan under any award will not be returned to the 2023 Plan and will not become available for future distribution under the 2023 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such shares will become available for future grant under the 2023 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the 2023 Plan. To the extent an award under the 2023 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2023 Plan.

Notwithstanding the foregoing and, subject to adjustment as provided in the 2023 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated above, plus, to the extent allowable under Section 422 of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder, any shares that become available for issuance under the 2023 Plan in accordance with the foregoing.

Plan Administration

The Board or one or more committees appointed by the Board will administer the 2023 Plan. In addition, if the Company determines it is desirable to qualify transactions under the 2023 Plan as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2023 Plan, the administrator has the power to administer the 2023 Plan and make all determinations deemed necessary or advisable for administering the 2023 Plan, including the power to determine the fair market value of the Company’s common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2023 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2023 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2023 Plan, including creating sub-plans and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the 2023 Plan, other than incentive stock options, may be granted to employees (including officers) of the Company or a subsidiary, members of the Company’s Board, or consultants engaged to render bona fide services to the Company or a subsidiary. Incentive stock options may be granted only to employees of the Company or a subsidiary.

Stock Options

Stock options may be granted under the 2023 Plan. The exercise price of options granted under the 2023 Plan generally must at least be equal to the fair market value of the Company’s common stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2023 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company’s common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of the Company’s common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the 2023 Plan. Restricted stock awards are grants of shares of the Company’s common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2023 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to the Company); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under the 2023 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of the Company’s common stock. Subject to the provisions of the 2023 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of the Company’s common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the 2023 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of the Company’s common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-Employee Directors

The 2023 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2023 Plan. The 2023 Plan includes a maximum limit of $750,000 of equity awards that may be granted to a non-employee director in any fiscal year, increased to $1,500,000 in connection with his or her initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with accounting principles generally accepted in the United States). Any equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors.

Non-transferability of Awards

Unless the administrator provides otherwise, the 2023 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2023 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2023 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in the 2023 Plan.

Dissolution or Liquidation

In the event of the Company’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2023 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a “change in control” (as defined in the 2023 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of the Company’s subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, all restrictions on restricted stock and RSUs will lapse and, for awards with performance-based vesting, unless specifically provided for in the award agreement, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback

Awards will be subject to any Company clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The Board may require a participant to forfeit, return or reimburse the Company all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2023 Plan provided such action does not impair the existing rights of any participant. The 2023 Plan automatically will terminate on October 4, 2033, unless it is terminated sooner.

Outstanding Equity Awards as of December 31, 2024

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2024:

	Option awards				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($/share)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Christer Rosén	0	2,003,678	$1.00	2029-2033		497,392
Saleem Elmasri	0	666,420	$1.33	2032-2033		66.292
Marshall Hayward	0	1,245,098	$0.93	2025-2033		389,793
Alexander Rosén	0	1,171,688	$.97	2029-2033		164,553
Alison Silva	0	870,871	$1.20	2028-2033		110,227

Director Compensation

Prior to our 2024 initial public offering, we did not have a formal policy to compensate our non-employee directors. Following our initial public offering, our non-employee directors are eligible to receive the following cash retainers and equity awards. The retainers will be payable in four equal installments in each calendar quarter and will be payable within five business days of the end of each calendar quarter, and with such amount for any partial calendar quarter being appropriately prorated.

Annual Retainer for Board Membership
Annual service on the board of directors	$30,000
Additional Annual Retainer for Committee Membership
Annual service as member of the audit committee (other than chair)	$5,000
Annual service as chair of the audit committee	$10,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$7,500

Upon initial election to our Board, each non-employee director will be granted an option to acquire up to 67,500 shares of the common stock at an exercise price of $1.33 per share (subject to customary adjustments), which options shall vest ratably over 36 months, subject to the director continuing to serve as a director of the Company during such period, pursuant to the Option Award Agreement. During the term of the independent director agreements, the Company will reimburse each director for all reasonable out-of-pocket expenses incurred by the director in attending any in-person meetings, provided that the director complies with the generally applicable policies, practices and procedures of the Company for submission of expense reports, receipts or similar documentation of such expenses. Any reimbursements for expenses (as compared to out-of-pocket expenses of the director in excess of $500) must be approved in advance by the Company.

Other than as set forth in the table below and as described more fully below, we did not pay any compensation or make any equity awards or non-equity awards to any of our non-employee directors during 2024. Directors may be reimbursed for travel and other expenses directly related to their activities as directors. Directors who also serve as employees receive no additional compensation for their service as directors. During 2024, each of Christer Rosén, our Chairman of the Board and Chief Executive Officer, Marshall Hayward, our Chief Scientific Officer, and Alison Silva, our President and Chief Business Officer, was a member of our Board, as well as an employee, and therefore, received no additional compensation for their services as a director. See “—2024 Summary Compensation Table” for more information about compensation to our NEOs for 2024 and 2023. The following table presents the total compensation for each person who served as a non-employee director during 2024.

2024 Director Compensation Table

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Nicholas H. Hemmerly	2024	$49,000	0	0	$49,000

Julie Kampf	2024	$42,500	0	0	$42,500

Holger Weis	2024	$44,000	0	0	$44,000

Alison W. Brady	2024	$40,000	0	0	$40,000

Director Agreements

On September 8, 2021, the Company entered into Independent Director Agreements with each of Allison Brady, Holger Weis, Julie Kampf and Nick Hemmerly (each, a “Director”) relating to their service as independent directors of the Company.

Pursuant to each of the agreements, the Director agreed to serve as an independent director of the Company and to perform the duties consistent with such position. In addition, pursuant to their respective agreements, Ms. Brady agreed to serve as a member of the Compensation Committee and Audit Committee; Mr. Weis agreed to serve as a member of the Nomination Committee and the Chairman of the Audit Committee; Ms. Kampf agreed to serve as a member of the Compensation Committee and as Chairman of the Nomination Committee of the Board; and Mr. Hemmerly agreed to serve as Chairman of the Compensation Committee as well as a member of the Audit Committee and Nominating Committee.

Each of the Directors confirmed that the Director is independent (as such term has been construed under Delaware law with respect to directors of Delaware corporations and the OTC Markets, the NASDAQ Stock Exchange and the New York Stock Exchange). Each Director also confirmed that, to their knowledge, (a) that Director does not possess material business, close personal relationships or other affiliations, or any history of any such material business, close personal relationships or other affiliations, with the Company’s significant equity or debt holders or any of their respective corporate affiliates that would cause that Director to be unable to (i) exercise independent judgment based on the best interests of the Company or (ii) make decisions and carry out that Director’s responsibilities as a director of the Company, in each case in accordance with the terms of the Company’s governing documents and applicable law, and (b) that they have no existing relationship or affiliation of any kind with any entity that the applicable Director knows to be a competitor of the Company.

Each of the agreements continues until the earliest of (a) such time as the Director resigns or is removed in accordance with the Company’s governing documents, and (b) the death of the Director.

The Directors are compensated as follows under their respective agreements:

Each of the Directors will be paid $30,000 annually for their service as directors, to be paid $7,500 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated. In addition, the Company agreed that, on October 1, 2021, the Company will issue to each Director an option to acquire up to 67,500 shares of the common stock at an exercise price of $1.33 per share, which options will vest ratably over 36 months subject to the applicable Director continuing to serve as a director of the Company during such period. The option grants were made pursuant to an Option Award Agreement as attached to each of their respective agreements.

In addition, the applicable agreements provide that the Directors will be compensated as follows in connection with their service on Committees of the Board.

●	Ms. Brady:

○	For as long as Ms. Brady serves as a member of the Compensation Committee, Ms. Brady will be paid $5,000 annually to be paid $1,250 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.
○	For as long as Ms. Brady serves as a member of the Audit Committee, Ms. Brady will be paid $5,000 annually to be paid $1,250 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.

●	Mr. Weis:

○	For as long as Mr. Weis serves as Chairman of the Audit Committee, Mr. Weis will be paid $10,000 annually to be paid $2,500 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.
○	For as long as Mr. Weis serves as a member of the Nominating Committee, Mr. Weis will be paid $4,000 annually to be paid $1,000 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.

●	Ms. Kampf:

○	For as long as Ms. Kampf serves as a member of the Compensation Committee, Ms. Kampf will be paid $5,000 annually to be paid $1,250 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.
○	For as long as Ms. Kampf serves as Chairman of the Nominating Committee, Ms. Kampf will be $7,500 annually to be paid $1,875 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.

●	Mr. Hemmerly:

○	For as long as Mr. Hemmerly serves as a member of the Audit Committee, Mr. Hemmerly will be paid $5,000 annually to be paid $1,250 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.
○	For as long as Mr. Hemmerly serves as Chairman of the Compensation Committee, Mr. Hemmerly will be $10,000 annually to be paid $2,500 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.
○	For as long as Mr. Hemmerly serves as a member of the Nominating Committee, Mr. Hemmerly will be paid $4,000 annually to be paid $1,000 each calendar quarter, with the amount for any partial calendar quarter being appropriately prorated.

Each of the agreements contains customary confidentiality provisions, and customary provisions relating to intellectual property created by the executive (i.e., a “work-made-for-hire” provision). Each of the agreements is governed by Delaware law and contains customary representations and warranties and other miscellaneous provisions.

Change of Control

There are no arrangements, including any pledge by any person of our securities, known to us whereby the operation of such a pledge or arrangement may result in a change in control of the Company at a subsequent date.

Vote Required

The seven (7) nominees for director receiving the majority of votes cast will be elected as directors. A “majority of the votes cast” means that the number of votes cast “for” a director nominee exceeds the number of votes cast “against” such director nominee, with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that nominee’s election. However, director nominees will be elected by a plurality of the votes cast in connection with a contested election.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2:

INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Board recommends that the stockholders adopt an amendment to the certificate of incorporation to increase the number of authorized shares (the “Authorized Shares Increase”) of Common Stock by 375,000,000, from 125,000,000 to 500,000,000 (representing an increase of 300%), so that the total number of authorized shares of the Company’s Common Stock and Preferred Stock will be increased from 130,000,000 to 505,000,000. Pursuant to the Company’s certificate of incorporation, the Company currently has 5,000,000 shares of its Preferred Stock and 125,000,000 shares of Common Stock authorized. As of October 24, 2025, there were 34,426,355 shares of Common Stock issued and outstanding.

The Board believes it is desirable for the Company to have a sufficient number of shares of Common Stock available for the satisfaction of its existing obligations to issue shares of Common Stock and possible future financings or acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. It is possible that some of these additional shares could be used for various other purposes without further stockholder approval, except as such approval may be required in particular cases by the Company’s certificate of incorporation, applicable law or the rules of any stock exchange or other quotation system on which the Company’s securities may then be listed. The Board believes that approval of the Share Authorization Proposal is crucial predominantly to ensure that the Company has sufficient authorized shares to meet its existing obligations to issue shares of Common Stock as and if they become due, and to secure needed financing without incurring the delay and expense of holding additional stockholders’ meetings.

If the Share Authorization Proposal is approved, up to an additional 375,000,000 shares of Common Stock, would be issued and outstanding or available for future issuance. The additional shares of Common Stock will have the same rights as the presently authorized shares of Common Stock, including the right to cast one vote per share of Common Stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the future issuance of additional shares of Common Stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

The amendment to our certificate of incorporation will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. The Company currently plans to file such amendment promptly after the Annual Meeting if the Share Authorization Proposal is approved. The text of the form of the amendment to the certificate of incorporation is set forth in Annex A to this Proxy Statement. Such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary or advisable to effect the Authorized Shares Increase, if any.

Proposal

The Company is seeking stockholder approval to adopt an amendment to its certificate of incorporation to increase the number of authorized shares of Common Stock, by 375,000,000 from 125,000,000 to 500,000,000, so that the total number of authorized shares of Common Stock and Preferred Stock is increased from 130,000,000 to 505,000,000.

Vote Required

This proposal will be approved if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions and broker non-votes will have no effect on this proposal. Approval of the Share Authorization Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock. Each share of Common Stock has one vote.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 3:

ADOPTION OF THE JUPITER NEUROSCIENCES, INC. 2025 EQUITY INCENTIVE PLAN

Summary

Jupiter is asking stockholders to approve the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan (the “2025 Plan”).

The Board has determined that it is in the best interests of Jupiter and its stockholders to approve this proposal. The Board, upon the recommendation of the Compensation Committee, has unanimously approved the 2025 Plan, and recommends that our stockholders vote in favor of this proposal at the Annual Meeting. If approved by our stockholders, the 2025 Plan will replace our Jupiter Neurosciences, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). The 2025 Plan will terminate ten (10) years from its effective date unless earlier terminated or suspended by the Board.

The Company’s 2025 Equity Incentive Plan (the “2025 Plan”) was adopted by the Company’s Board on October 24, 2025, subject to stockholder approval.

The Compensation Committee of the Board, which will administer the 2025 Plan, recommended the adoption of the 2025 Plan after reviewing it and the prior plan, the 2023 Equity Incentive Plan (“2023 Plan”). The 2023 Plan is and will remain available for equity-based award grants, and as of October 17, 2025 1,047,135 shares remain available under the 2023 plan for that purpose.

The principal features of the 2025 Plan are summarized below. The summary is qualified in its entirety by the full text of the 2025 Plan, which is set forth as Annex B to this Proxy Statement.

Our Compensation Committee and Board have determined that the adoption of the 2025 Plan is necessary in order to maintain and strengthen the Company’s ability to attract and retain key employees and directors; and provide incentives to our executive team in the form of equity-based awards that align their interests with those of our stockholders.

Absent stockholder approval, the 2025 Plan will not become effective. As the 2025 Plan is discretionary, it is not possible at present to determine the amount or form of any awards that will be granted or available for grant to any person in the future under the 2025 Plan. Because our executive officers and directors are eligible to receive awards under the 2025 Plan, they may be deemed to have a personal interest in the adoption of this proposal.

2025 Plan

The 2025 Plan is intended to promote our long-term success and increase stockholder value by attracting, motivating, and retaining non-employee directors, officers, employees, advisors and consultants. To achieve this purpose, the 2025 Plan will allow the flexibility to grant or award stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance unit awards, performance share awards, cash-based awards and other stock-based awards to eligible individuals, thereby strengthening their commitment to our success and aligning their interests with those of our stockholders.

Administration

Our Compensation Committee will have discretionary authority to administer the 2025 Plan in accordance with its terms and applicable laws. Our Compensation Committee will determine the non-employee directors, employees, advisors and consultants who will be granted awards under the 2025 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. Our Compensation Committee will not be required to grant awards on a uniform or consistent basis. Our Compensation Committee will be authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2025 Plan. Our Compensation Committee will be authorized to interpret the 2025 Plan and award agreements and will have authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2025 Plan and/or any award agreements and to take any other action that our Compensation Committee deems necessary or appropriate for the administration of the 2025 Plan. Unless otherwise expressly provided in the 2025 Plan, our Compensation Committee’s decisions, interpretations and actions concerning the 2025 Plan or any award will be within the sole discretion of our compensation committee, will be permitted to be made at any time and will be final, conclusive and binding upon all persons and entities, including any participant and any holder or beneficiary of any award. Within the limitations of the 2025 Plan and applicable law, our Compensation Committee will be authorized to delegate all or any part of its responsibilities and powers under the 2025 Plan to persons selected by it, and our Board will be permitted to exercise all of our Compensation Committee’s powers under the 2025 Plan.

Shares Subject to the 2025 Plan

A total of 5,250,000 share of common stock, par value $0.0001 per share (the “Shares”) will be available for delivery under the 2025 Plan. The number of Shares available for delivery under the 2025 Plan will also be subject to adjustment for certain changes in our capital structure, as described below under “—Changes in Capital.” The Shares that may be issued under the 2025 Plan will be either authorized and unissued Shares (which will not be subject to preemptive rights) or previously issued Shares that have been reacquired. Any Shares subject to an award that is (1) forfeited, terminated, cancelled or otherwise expires or (2) settled for cash, will be available for future awards under the 2025 Plan. If we acquire or combine with another company, any awards that may be granted under the 2025 Plan in substitution or exchange for outstanding stock options or other awards of that other company will not reduce the Shares available for issuance under the 2025 Plan. The Shares available for any incentive stock options granted under the 2025 Plan will be limited to 5,250,000 Shares, adjusted as stated above. The maximum value of Shares subject to awards during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the non-employee director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value, increased to $1,000,000 for the first year of the director’s service.

Participation

Our Compensation Committee will be authorized to grant awards under the 2025 Plan to (a) employees and consultants of us and our subsidiaries and affiliates, (b) those individuals who have accepted an offer of employment from us or our subsidiaries or affiliates, and (c) our non-employee directors. However, only employees of us and our subsidiaries will be eligible to receive “incentive stock options” under the 2025 Plan. As of the Record Date, October 24, 2025, we had a total of 4 employees, including 4 executive officers, 4 non-employee directors, and 10 consultants who would be eligible to receive awards under the 2025 Plan.

Stock Options

A stock option is the right to purchase a specified number of Shares in the future at a specified exercise price and subject to the other terms and conditions that will be specified in the option agreement and the 2025 Plan. Stock options granted under the 2025 Plan will be either “incentive stock options,” which may be eligible for special tax treatment under the Code, or options other than “incentive stock options,” referred to as “nonqualified stock options,” as determined by our Compensation Committee. All stock options that are intended to qualify as “incentive stock options” will be granted pursuant to award agreements expressly stating that the options are intended to qualify as incentive stock options, and will be subject to the terms and conditions that comply with the rules provided under section 422 of the Code. The number of Shares covered by each option will be determined by our Compensation Committee. The exercise price of each option will be set by our Compensation Committee but cannot be less than 100% of the fair market value of our Shares at the time of grant (or, in the case of an “incentive stock option” granted to a 10% or more stockholder of our company, or subsidiary, as applicable, 110% of the fair market value). Options granted under the 2025 Plan in substitution or exchange for options or awards of another company involved in a corporate transaction with us or a subsidiary will have an exercise price that is intended to preserve the economic value of the award that is replaced. The fair market value of our Shares generally means the closing price of our Shares on the option grant date. The exercise price of any stock options granted under the 2025 Plan will be paid by check, by tendering previously acquired Shares having a fair market value at the time of the exercise equal to the exercise price, by a cashless broker-assisted exercise that complies with law, by withholding of Shares otherwise deliverable to the option holder upon exercise of the option or any other method approved or accepted by our Compensation Committee in its discretion. Our Compensation Committee will determine whether any fractional Shares will be settled in cash or forfeited.

Options will become exercisable and expire at the times and on the terms established by our Compensation Committee, not later than the tenth anniversary of the grant date. If the exercise of a “nonqualified stock option” on its scheduled expiration date would violate law, the option may be extended until its exercise would not violate law. Options generally terminate when the holder’s employment or service with us terminates. However, an option may be exercised for up to one year following the holder’s termination of employment or services in specified circumstances, unless our Compensation Committee or the option agreement permits exercise of the option following the holder’s termination to any greater or lesser extent.

Stock Appreciation Rights

Stock appreciation rights, or SARs, may be granted by our Compensation Committee (either in connection with, or independent of, an option) upon such terms and conditions determined by our Compensation Committee which are permitted under the 2025 Plan. Generally, SARs are awards that, upon their exercise, give the holder a right to receive from us an amount equal to the product of (1) the number of Shares for which the SAR is exercised, multiplied by (2) the excess of the (a) fair market value of a Share on the exercise date, over (b) the grant price per Share. The grant price per share cannot be less than 100% of the fair market value of a Share on the grant date of such SAR. SARs granted under the 2025 Plan in substitution or exchange for SARs or awards of another company involved in a corporate transaction with us or a subsidiary will have an exercise price that is intended to preserve the economic value of the award that is replaced. A SAR may be settled in cash, Shares or a combination of cash and Shares, as determined by our Compensation Committee. SARs will become exercisable and expire at the times and on the terms established by our Compensation Committee. The number of Shares covered by each SAR will be determined by our Compensation Committee.

Restricted Stock and Restricted Stock Units

Restricted stock awards are Shares that are awarded to a participant subject to the satisfaction of the terms and conditions established by our Compensation Committee. Until the applicable restrictions lapse, shares of restricted stock will be subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares. Restricted stock units will be denominated in units of Shares, except that no Shares are actually issued to the participant on the grant date. When a restricted stock unit award vests, the participant will be entitled to receive common shares, or if our Compensation Committee so provides in the applicable award agreement, a cash payment based on the value of our common shares or a combination of Shares and cash. Vesting of restricted stock awards and restricted stock units may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by our Compensation Committee. Subject to the other terms of the 2025 Plan, our Compensation Committee may permit a recipient of restricted stock to have the rights and privileges of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock. A recipient of restricted stock units will have none of the rights of a stockholder unless and until Shares are actually delivered to the recipient. The number of shares of restricted stock, and Shares covered by restricted stock unit awards (as well as performance unit awards, performance share awards, cash-based awards and other stock-based awards (as described below)) granted to a participant will be determined by our Compensation Committee. Upon termination of employment or service, or failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested restricted stock units are forfeited unless the participant’s award agreement, or our Compensation Committee, provides otherwise.

Performance Units, Performance Shares and Cash-Based Awards

Performance units, performance shares and cash-based awards granted to a participant under the 2025 Plan will be amounts credited to a bookkeeping account established for the participant. A performance unit is a fixed or variable dollar denominated unit with a value determined by our Compensation Committee and stated in the award agreement. The value of a performance share is based on the value of our Shares. A cash-based award has a value that is established by our Compensation Committee at the time of its grant. The number of performance units, performance shares and cash-based awards granted to a participant will be determined by our Compensation Committee. Whether a performance unit, performance share or cash-based award actually will result in a payment to a participant will depend upon the extent to which performance goals or other conditions established by our Compensation Committee are satisfied. After a performance unit, performance share or cash-based award has vested, the participant will be entitled to receive a payout of cash, Shares or a combination thereof, as determined by our Compensation Committee. A participant’s award agreement will describe the effect of a termination of employment or service on the participant’s performance units, performance shares or cash-based award.

Other Stock-Based Awards

Our Compensation Committee will be authorized to grant to participants other stock-based awards under the 2025 Plan, which will be valued in whole or in part by reference to, or otherwise based on our Shares. The form of any other stock-based awards will be determined by our Compensation Committee, and may include a grant or sale of unrestricted Shares. The number of Shares related to another stock-based award will be determined by our Compensation Committee. Other stock-based awards may be paid in Shares, cash or a combination of Shares and cash, according to the award agreement. The terms and conditions, including vesting conditions, of another stock-based award will be established by our Compensation Committee when the award is made. Our Compensation Committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Dividend Equivalents

Our Compensation Committee will be authorized to provide part of an award with dividends or payment of dividend equivalents, on such terms and conditions as may be determined by our Compensation Committee in its sole discretion and consistent with the 2025 Plan; provided, however, that no dividends or dividend equivalents will be payable in respect to outstanding options or SARS. Dividend equivalents may not be paid until and to the extent the underlying award vests or is exercised.

Deferrals of Awards

Our Compensation Committee may, to the extent permitted by law, require or allow participants to defer receipt of all or part of any cash or Shares subject to their award agreements on the terms of any deferred compensation plan of our company or other terms set by our Compensation Committee. Any such deferred compensation plan or other terms set by our Compensation Committee will be exempt from, or comply with the rules under section 409A of the Code.

Transferability of Awards

Options, SARs, unvested restricted stock, and other awards under the 2025 Plan may not be sold or otherwise transferred except in the event of a participant’s death to his or her designated beneficiary or by will or the laws of descent and distribution, unless otherwise determined by our Compensation Committee. Our Compensation Committee may permit awards other than “incentive stock options” to be transferred for no consideration.

Change of Control

In the event of a change of control of our company (as defined in the 2025 Plan), each outstanding award will be treated as our Compensation Committee determines, either by the terms of the award agreement or by resolution adopted by our Compensation Committee, including, without limitation, that the awards may be vested, assumed, replaced with substitute awards, cashed-out or terminated.

Changes in Capital

In the event of a change in our capital structure, such as a share dividend, share split or recapitalization, or a corporate transaction, such as a merger, consolidation, reorganization or spin-off, our Compensation Committee or our Board will make substitutions or adjustments that it deems appropriate and equitable to: (a) the aggregate number, class and kind of Shares or other securities reserved for issuance and delivery under the 2025 Plan, (b) the number, class and kind of Shares or other securities subject to outstanding awards; (c) the option exercise price, grant price or other price of securities subject to outstanding options, stock appreciation rights and, to the extent applicable, other awards; and (d) other value determinations applicable to outstanding awards. In the case of a corporate transaction, these adjustments may include, for example, (1) cancellation of outstanding awards in exchange for payments of cash and/or property; (2) substitution of other property (for example, stock of another company) for our Shares subject to outstanding awards; and (3) in connection with a transaction in which a subsidiary of us is sold or otherwise ceases to be owned by us, arranging for the assumption of awards, or replacement of awards with new awards based on other property or other securities, by the affected subsidiary or by the entity that controls that subsidiary (as well as any corresponding adjustments to awards that remain based upon our securities). Our Compensation Committee will also make appropriate adjustments and modifications in the terms of any outstanding awards to reflect, or related to, any such events, adjustments, substitutions or changes, including modifications of performance goals and changes in the length of performance periods.

Amendment and Termination

Our Board will have the authority to amend, alter, suspend or terminate the 2025 Plan in whole or in part, in its sole discretion. However, our Board will be required to obtain approval of our stockholders, if required by the exemption from the short-swing profit recovery rules of the Exchange Act, the tax law requirements for “incentive stock options” or any applicable law, regulation or rule, of any amendment of the 2025 Plan that would: (a) increase the maximum number of Shares that may be sold or awarded under the 2025 Plan; (b) decrease the minimum option exercise price or SAR grant price required by the 2025 Plan, except, in the case of (a) or (b), in the event of certain changes in capital of our company (as described above under “—Changes in Capital”); (c) change the class of persons eligible to receive awards under the 2025 Plan; (d) extend the duration of the 2025 Plan or the maximum exercise periods of any options or SARs granted under the 2025 Plan; or (e) otherwise require stockholder approval to comply with applicable laws, regulations or rules. Our Compensation Committee may also amend outstanding awards.

However, no amendment, alteration, suspension or termination of the 2025 Plan or amendment of outstanding awards may materially impair the previously accrued rights of a participant under any outstanding award without his or her written consent, except (a) to comply with the exemption from the short-swing profit recovery rules of the Exchange Act or (b) where our Board or our Compensation Committee determines that the amendment or alteration either (1) is required or advisable to comply with laws, regulations, rules or accounting standards or (2) is not reasonably likely to significantly diminish, without adequate compensation, the benefits provided under an award. Additionally, the provisions of the 2025 Plan described above under “—Change of Control” may not be amended, terminated or modified on or after the date of a Change of Control to materially impair any participant’s outstanding award without that participant’s prior written consent. Our Board or our Compensation Committee will also make adjustments that it deems appropriate to awards under the 2025 Plan in recognition of unusual or nonrecurring events affecting us or our financial statements or changes in laws, regulations, rules or accounting principles.

The 2025 Plan will prohibit us from reducing the exercise price or grant price of an outstanding stock option or SAR or replacing an outstanding stock option or SAR with a new option or SAR that has a lower exercise price or grant price, or with any other type of new award under the 2025 Plan, except in connection with a share change, a corporate transaction or as otherwise described under “—Changes in Capital” above, without first obtaining stockholder approval.

Duration of 2025 Plan

No awards will be made under the 2025 Plan on or after the earlier of (1) the tenth anniversary of the effective date of the 2025 Plan, or (2) the date on which all Shares reserved under the 2025 Plan have been issued or are no longer available for use under the 2025 Plan.

Forfeiture

The 2025 Plan will authorize our Compensation Committee to provide for the forfeiture or recoupment of a participant’s awards in certain situations, such as the termination of the participant’s employment for cause, serious misconduct, breach of noncompetition, confidentiality or other restrictive covenants, or other activity detrimental to our business, reputation or interests. If we are required to prepare an accounting restatement due to our company’s material noncompliance with any financial reporting requirement under the federal securities laws, we may seek to recover from any current or former executive officer any payment in settlement of an award earned or accrued during the three-year period preceding the accounting restatement. The amount to be recovered will be based on the excess of the amount paid under the award over the amount that would have been paid under the award if the financial statements had been correct. We have established recoupment and clawback policies, including as required by applicable law.

We intend to file with the SEC a registration statement on Form S-8 covering our Shares issuable under the 2025 Plan.

Federal Income Tax Consequences

The following is a brief summary of the general principal United States federal income tax consequences applicable to our 2025 Plan participants and the Company, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the 2025 Plan are subject to Section 409A of the Internal Revenue Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder (or an exception thereto). The 2025 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

Stock Options. The grantee of an incentive stock option under the 2025 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company entitled to any deduction. The exercise of an incentive stock option is also not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for two years from the date the option was granted and one year from the date the stock was transferred to the grantee (the “ISO Holding Period”), then the grantee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and the option price. If the ISO Holding Period is not met, upon disposition of such shares (a “disqualifying disposition”), the grantee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as long-term or short-term capital gain depending on the holding period. If the incentive stock option is exercised by delivery of previously owned shares of capital stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the grantee on the transfer of such previously owned shares. However, if the previously owned shares transferred were acquired through the exercise of an incentive stock option, the grantee may realize ordinary income with respect to the shares used to exercise an incentive stock option if such transferred shares have not been held for the ISO Holding Period. If the grantee recognizes ordinary income upon a disqualifying disposition, except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a tax deduction in the same amount.

The grantee of a nonqualified stock option under the 2025 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company then entitled to any deduction. Upon exercise of a nonqualified stock option, the grantee will realize compensation taxable as ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time. Upon the sale of shares acquired on exercise of a nonqualified stock option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. If the exercise price of a nonqualified stock option is paid in whole or in part in shares of capital stock, the tax results to the grantee are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares, and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged.

Restricted Stock Awards. The grantee of a Restricted Stock Award under the 2025 Plan normally will not be required to recognize any income for federal income tax purposes at the time of the Award, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested. When any part of a Restricted Stock Award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested shares on the vesting date. The grantee may, however, make an election (the “Tax Election”), within thirty days following the grant of the Restricted Stock Award, to be taxed at the time of the Award based on the fair market value of the shares on that date. Except as described in Limitations on Company’s Deductions, below, the Company will generally be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the shares awarded, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Performance Share Awards, Performance Unit Awards, Restricted Unit Awards, Stock Appreciation Rights, Stock Unit Awards. The grantee of a Performance Share Award, Performance Unit Award, Restricted Unit Award, Stock Appreciation Rights or Stock Unit Award will not be required to recognize any income for federal income tax purposes at the time of the grant of such Award, nor is the Company entitled to any deduction at such time. When any part of an Award is paid (in the case of cash) or delivered (in the case of shares) to the grantee, the grantee will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered to the grantee pursuant to the Award. Except as described in Limitations on Company’s Deductions, below, the Company will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of any shares that are delivered to the grantee pursuant to an Award, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Limitations on Company’s Deductions; Consequences of Change of Control. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the 2025 Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000. In addition, if a “change of control” of the Company causes awards under the 2025 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Internal Revenue Code.

Code Section 409A. Awards of stock options, stock appreciation rights, restricted stock units, other stock-based awards and performance awards under the 2025 Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation and tax penalties in the year the award vests. It is our intent that awards under the 2025 Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

The 2025 Plan, if approved by our stockholders, will become effective on December 19, 2025. The Company has made grants previously and intends to continue to make grants under the 2023 Plan until such time as the Board determines otherwise or the 2023 Plan expires by its terms. As the 2025 Plan is discretionary, it is not possible to determine the amounts that may be received by the participants under the 2025 Plan in the event the 2025 Plan is approved at the Annual Meeting.

New Plan Benefits

The actual amount of awards to be received by or allocated to participants or groups under the 2025 Plan is not determinable in advance because the selection of participants who receive awards under the 2025 Plan, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion.

The 2025 Equity Incentive Plan if the votes cast “For” the proposal exceed the votes cast “Against” the proposal. You may vote “For” or “Against” or “Abstain” from this proposal. Abstentions and broker non-votes will have no effect on this proposal. Approval of the Share Authorization Proposal requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Common Stock. Each share of Common Stock has one vote.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE JUPITER NEUROSCIENCES, INC. 2025 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Cherry Bekaert LLP (“Cherry Bekaert”) to serve as our independent registered public accounting firm for the year ending December 31, 2025. Cherry Bekaert has provided services in connection with the review and audit of the Company’s financial statements since April 16, 2025.

The Board is requesting that stockholders ratify the selection of Cherry Bekaert to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board is not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified, the Board will consider its options.

Representatives of Cherry Bekaert are likely to be present at the Annual Meeting and can make a statement if they desire to do so as well as respond to stockholder questions.

Principal Accountant Fees and Services

The aggregate fees billed for the two most recently completed fiscal periods ended December 31, 2024 and December 31, 2023 for professional services rendered by our former independent registered public accounting firm auditors for the audit of our annual consolidated financial statements, quarterly reviews of our interim consolidated financial statements and services normally provided by independent accountants in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

The following is a summary of fees paid or to be paid to Assurance Dimensions for the fiscal years ended December 31, 2024 and 2023.

	Year Ended
	December 31,
	2024	2023
Audit Fees	$84,000	$70,000
Audit Related Fees	$14,300	$5,500
Tax Fees	-	-
All Other Fees	-
Total	$98,300	$75,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for tax planning services and tax advice. The Board must specifically approve all other tax services.

All Other Fees. Other services are services provided by the independent registered public accounting firm that do not fall within the established audit, audit-related, and tax services categories. The Board preapproves specified other services that do not fall within any of the specified prohibited categories of services.

Pre-Approval Policy

Since formation of our Audit Committee, all of the foregoing services were pre-approved by our Audit Committee. Our Audit Committee will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the selection of Cherry Bekaert as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2025.

proposal no. 5:

ISSUANCE OF SHARES OF PURSUANT TO NASDAQ LISTING RULES 5635(B) AND 5635(D)

Background

On October 24, 2025, the Company entered into a Standby Equity Purchase Agreement (the “SEPA”) and a related Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of October 24, 2025, with YA II PN, LTD, a Cayman Islands exempt limited partnership (“Yorkville”), pursuant to which the Company has the right to sell to Yorkville up to $20.0 million of its common stock, par value $0.0001 per share (the “Common Stock”), subject to certain limitations and conditions set forth in the SEPA, from time to time during the term of the SEPA. Sales of the shares of Common Stock to Yorkville under the SEPA, and the timing of any such sales, are at the Company’s option, and the Company is under no obligation to sell any shares of Common Stock to Yorkville under the SEPA.

Upon the satisfaction of the conditions to Yorkville’s purchase obligation set forth in the SEPA, which include, among other things, having a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the shares of Common Stock issuable under the SEPA (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”), which Registration Statement the Company is obligated to file with the SEC within 30 calendar days after the date of the SEPA pursuant to the Registration Rights Agreement, the Company will have the right, but not the obligation, from time to time at its sole discretion until the SEPA is terminated or expires in accordance with its terms, to direct Yorkville to purchase a specified number of shares of Common Stock (each, an “Advance”) up to the applicable Advance Maximum Amount (defined below), by delivering written notice to Yorkville (each, an “Advance Notice”) in accordance with the terms of the SEPA. While there is no mandatory minimum amount of Common Stock the Company is required to direct Yorkville to purchase pursuant to any single Advance Notice, an Advance Notice may not direct Yorkville to purchase a number of shares of Common Stock exceeding 100% of the average of the daily trading volume of the Common Stock on The Nasdaq Capital Market (“Nasdaq”) during the five consecutive trading day-period immediately preceding an Advance Notice (each, an “Advance Maximum Amount”).

The shares of Common Stock that the Company directs Yorkville to purchase pursuant to an Advance Notice delivered by the Company to Yorkville under the SEPA will be purchased by Yorkville at a per share price equal to 97% of the lowest daily VWAP (defined below) of the Common Stock during the three consecutive trading day-period commencing on the date of delivery of the Advance Notice (each, a “Pricing Period”), other than (i) the daily VWAP on a trading day on which the daily VWAP is less than a minimum acceptable price set forth by the Company in the Advance Notice (if any), or (ii) there is no daily VWAP on the subject trading day during the applicable Pricing Period. The Company may elect, in its sole discretion, to set forth a minimum acceptable price in each Advance Notice (each, a “Minimum Price”) or it may elect not to do so. To the extent any such VWAP is excluded from the calculation of the per share purchase price for the shares of Common Stock to be purchased by Yorkville under an Advance Notice, as described above, the total number of shares of Common Stock to be purchased by Yorkville in the applicable Advance will be automatically reduced by one-third for each trading day during the applicable Pricing Period with respect to which the VWAP is so excluded from the calculation of the applicable per share purchase price “VWAP” is defined in the SEPA as the daily volume weighted average price of the Common Stock for such trading day on Nasdaq during regular trading hours as reported by Bloomberg L.P. There is no upper limit on the price per share that Yorkville could be obligated to pay for the Common Stock the Company may elect to sell to it in any Advance under the SEPA. The purchase price per share of Common Stock that the Company may elect to sell to Yorkville in an Advance under the SEPA will be equitably adjusted for any stock split, stock combination, stock dividend or other similar transaction involving the Common Stock occurring during the applicable Pricing Period for such Advance under the SEPA.

The Company will control the timing and amount of any sales of Common Stock to Yorkville as an Advance under the SEPA. Actual sales of Common Stock to Yorkville as an Advance under the SEPA will depend on a variety of factors to be determined by the Company, in its sole discretion, from time to time, which may include, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company’s business and operations.

In connection with the SEPA, and subject to the conditions set forth therein, Yorkville has agreed to advance to the Company up to $6.0 million, less certain amounts as described below (the “Pre-Paid Advance”), which will be paid in two tranches, in exchange for the Company’s issuance to Yorkville of convertible promissory notes described below (each, a “Convertible Note” and, together, the “Convertible Notes”). The first Pre-Paid Advance in the amount of $3,720,000 was disbursed to the Company on October 27, 2025, in exchange for the Company’s issuance to Yorkville of a Convertible Note in the principal amount of $4.0 million, which was issued with an “original issue discount” (“OID”) of 7.0% (or $280,000) and is initially convertible into Common Stock at a fixed conversion price of $1.50 per share (subject to adjustment as provided in such Convertible Note) (the “First Convertible Note”). Giving effect to the OID, the purchase price paid by Yorkville for the First Convertible Note is equal to the amount of the first Pre-Paid Advance ($3,720,000). The second tranche of the Pre-Paid Advance in the amount of $1,860,000 will be disbursed to the Company on the second trading day after the later of (i) the initial Registration Statement described above first becoming effective under the Securities Act and (ii) the Company’s receipt of the requisite approval of its stockholders enabling it to issue shares of Common Stock to Yorkville under the SEPA and upon conversion of the Convertible Notes, collectively, in excess of the Exchange Cap (defined below), in exchange for the issuance by the Company’s issuance to Yorkville at such time of a second Convertible Note in the principal amount of $2.0 million, which will likewise be issued with an “original issue discount” of 7.0% (or $140,000) and will also be initially convertible into Common Stock at a fixed conversion price of $1.50 per share (subject to adjustment as provided in such Convertible Note) (the “Second Convertible Note”). Giving effect to the OID, the purchase price to be paid by Yorkville for the Second Convertible Note will be equal to the amount of the second Pre-Paid Advance ($1,860,000). Interest shall accrue on the outstanding balance under the Convertible Notes at an annual rate equal to 8%, subject to an increase to 18% upon an event of default as described in the Convertible Notes. The maturity date of each of the Convertible Notes issued in connection with each Pre-Paid Advance will be October 24, 2026.

Yorkville may convert all or any portion of the outstanding principal amount, accrued and unpaid interest and other amounts outstanding under the Convertible Notes into shares of Common Stock, at any time and from time to time during the term of the Convertible Notes, at an initial fixed conversion price of $1.50 per share, subject to adjustment as provided in the Convertible Notes (the “Fixed Price”), including (i) standard proportionate antidilution adjustment in the event of any stock split, stock combination, stock dividend or other similar transaction involving the Common Stock and (ii) certain “price protection” antidilution adjustment in the event of certain “dilutive issuances” of Common Stock by the Company at prices deemed to be below the Fixed Price (with the exception of certain “excluded issuances” set forth in the Convertible Notes), which would reduce the Fixed Price to the lowest price per share at which the Common Stock is deemed to be issued by the Company in the dilutive issuance, but in no event below the absolute “Floor Price” set forth in the Convertible Notes (which is subject to the standard proportionate antidilution adjustment as described in (i) above). If an Event of Default (as such term is defined in the Convertible Notes) has occurred, Yorkville will then be entitled to convert any portion of the Convertible Notes, or in the case of an Event of Default triggered by the failure of the Company to repay any Installment Amount (defined below) due under the Convertible Notes by the applicable Installment Date (as defined below), any portion of the outstanding and unpaid Installment Amount due under the Convertible Notes, into shares of Common Stock, at a conversion price per share equal to the lower of (a) the Fixed Price then in effect and (b) a price per share equal to the product obtained by multiplying (x) 0.95 by (y) the lowest daily VWAP during the 10 consecutive trading day-period immediately preceding the date of conversion (the “Variable Price”), but which Variable Price shall not be lower than the Floor Price. Any conversion of outstanding amounts under a Convertible Note made by Yorkville will have the effect of reducing the outstanding amount under such Convertible Note, (i) first with respect to the amounts then due and payable by the Company under such Convertible Note and (ii) second with respect to the amounts due and payable by the Company on the next succeeding Installment Date (as defined below), by the outstanding amount of the Convertible Note so converted by Yorkville into shares of Common Stock.

Beginning on the 75th calendar day after October 24, 2025, and continuing on the same day of each successive month thereafter, (each, an “Installment Date”), the Company shall repay a portion of the outstanding balance of the Pre-Paid Advance, in an amount equal to the sum of (i) one tenth (1/10th) of the aggregate principal amount of the Convertible Notes (or, if the remaining aggregate principal amount outstanding under the Convertible Notes is less than such amount, then the entire remaining principal amount outstanding under the Convertible Notes shall be paid) as of the Installment Date (the “Installment Principal Amount”), plus (ii) a “payment premium” equal to 5% of such Principal Installment Amount (the “Payment Premium”) (as described below. Such Payment Premium will not be added to the amount payable if the Company repays such amount through an Advance Repayment (defined below)), plus (iii) all accrued and unpaid interest thereon as of each payment date (the sum of (i), (ii) and (iii), the “Installment Amount”). With respect to the payment of any Installment Amount by the Company under the Convertible Notes, the Company may, in its sole discretion, elect to repay each Installment Amount either (i) in cash on or before the Installment Date, or (ii) by delivering to Yorkville an Advance Notice (each, an “Advance Repayment”), or a series of Advance Notices, under the SEPA, each with an Advance Date (defined below) on or before the applicable Installment Date, or any combination of (i) or (ii) as determined by the Company, in its sole discretion. The term “Advance Date” is defined in the SEPA to mean the first trading day after the expiration of the applicable Pricing Period for an Advance. In respect of any Installment Amount, or portion thereof, to be repaid by the Company in cash, the Company must pay such Installment Amount to Yorkville by wire transfer of immediately available funds in cash on or before such Installment Date (each, a “Cash Repayment”). If the Company elects an Advance Repayment for all or a portion of an Installment Amount, then the Company must deliver an Advance Notice to Yorkville in the amount of the Installment Amount, without the Payment Premium, in accordance with the terms and conditions of the SEPA, that will have an Advance Date on or before the applicable Installment Date. Upon the closing of such Advance Notice in accordance with the SEPA, Yorkville will offset the amount due to be paid by Yorkville to the Company under the SEPA against an equal amount of the Installment Amount, without the Payment Premium, to be paid by the Advance Repayment. If on the Installment Date any portion of the Installment Amount remains unpaid, the Company must repay such outstanding Installment Amount as a cash repayment in accordance with this Section.

For so long as any amounts remain outstanding under either of the Convertible Notes, or unless otherwise agreed by Yorkville, if the Company delivers an Advance Notice under the SEPA, the Company will be deemed to have elected an Advance Repayment under the Convertible Notes in respect of such Advance Notice up to the Installment Amount which may or may not be due on an upcoming Installment Date, or subsequent Installment Dates, until all of the outstanding amounts under both Convertible Notes have been fully repaid. Therefore, until both of the Convertible Notes have been fully repaid, all proceeds from all advances made under the SEPA will be used solely to repay outstanding amounts under the Convertible Notes, unless Yorkville agrees otherwise. Thereafter, the net proceeds under the SEPA to the Company will depend on the frequency and prices at which the Company sells its Common Stock to Yorkville in one or more Advances under the SEPA, and the Company expects that any proceeds received from such sales to Yorkville in one or more Advances under the SEPA will be used primarily to support its Phase 2 trial of its lead asset, JOTROL, for the treatment of Parkinson’s Disease and to accelerate direct-to-consumer marketing and sales growth of its recently launched nutritional product line Nugevia.com, as well as for working capital and other general corporate purposes.

Under the applicable Nasdaq rules, in no event may the Company issue to Yorkville under the SEPA or upon conversion of the Convertible Notes, collectively, more than 6,638,088 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the SEPA (the “Exchange Cap”), unless the Company obtains the requisite stockholder approval to issue shares of Common Stock in excess of the Exchange Cap to Yorkville under the SEPA and upon conversion of the Convertible Notes in accordance with applicable Nasdaq rules. At the upcoming 2025 annual meeting of the Company’s stockholders to be held on December 19, 2025 (the “Annual Meeting”), among other things, the Company will seek the requisite stockholder approval in accordance with Rule 5635(d) of the Nasdaq Listing Rules (in addition to the requisite stockholder approval under Nasdaq Listing Rule 5635(b)) to issue and sell shares of Common Stock in excess of the 6,638,088 share Exchange Cap referred to above to Yorkville under the SEPA and upon conversion of the Convertible Notes. Accordingly, if such requisite stockholder approval is obtained at the Annual Meeting, the Company would be able to issue and sell to Yorkville in Advances under the SEPA as many shares of Common Stock as will be necessary for the Company to obtain the entire $20.0 million aggregate purchase commitment made by Yorkville under the SEPA, which includes amounts that are used as Advance Repayments of outstanding amounts under the Convertible Notes, and as many shares of Common Stock as will be necessary to enable Yorkville to convert all outstanding amounts under the Convertible Notes that Yorkville elects to convert into shares of Common Stock under the terms of the Convertible Notes, in each case, without any further aggregate share issuance limitations under Nasdaq rules. However, the 6,638,088 share Exchange Cap will continue to limit issuances and sales of Common Stock by the Company to Yorkville under the SEPA and upon conversion of the Convertible Notes, unless and until the Company has obtained such requisite stockholder approval to issue shares of Common Stock in excess of the Exchange Cap to Yorkville under the SEPA and upon conversion of the Convertible Notes in accordance with applicable Nasdaq rules.

In addition to the Exchange Cap discussed above, the Company may not issue or sell any shares of Common Stock to Yorkville under the SEPA or upon conversion of the Convertible Notes, which, when aggregated with all other shares of Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder), would result in Yorkville beneficially owning more than 4.99% (which Yorkville may increase to a higher percentage as specified in a written notice thereof delivered to a Company, which will not be effective until the 65th day after delivery of such written notice to the Company) of the outstanding shares of Common Stock.

The SEPA will automatically terminate on the earliest to occur of (i) the 24-month anniversary of the date of the SEPA or (ii) the date on which the Company shall have made full payment of Advances pursuant to the SEPA. The Company has the right to terminate the SEPA at no cost or penalty upon five trading days’ prior written notice to Yorkville, provided that there are no outstanding Advance Notices for which shares of common stock need to be issued and the Company has paid all amounts owed to Yorkville pursuant to the Convertible Notes. The Company and Yorkville may also agree to terminate the SEPA by mutual written consent. Neither the Company nor Yorkville may assign or transfer any of their respective rights and obligations under the SEPA, and no provision of the SEPA may be modified or waived by the Company or Yorkville other than by an instrument in writing signed by both parties.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the SEPA or Registration Rights Agreement, other than a prohibition on entering into specified “Variable Rate Transactions” (as such term is defined in the SEPA), other than with Yorkville, until all outstanding amounts under the Promissory Notes issued under the SEPA have been repaid in full. Such transactions include, among others, the issuance of convertible securities with a conversion or exercise price that is based upon or varies with the trading price of the Common Stock after the date of issuance, or the Company effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar continuous offering with a third party, in which the Company may offer, issue or sell Common Stock or any securities exercisable, exchangeable or convertible into Common Stock at a future determined price. Furthermore, under the terms of the SEPA, until all outstanding amounts under the Promissory Notes issued under the SEPA have been repaid in full, the Company may not repay any loans to any executives or employees of the Company or make any payments in respect of any related party debt, including outstanding and accrued salaries, except that the Company is permitted to pay (i) an amount equal to one-half of 2022-2024 outstanding bonuses to its executives as of October 24, 2025 (collectively, the “Bonus”) after disbursement of the first Pre-Paid Advance to the Company on October 27, 2025 and (ii) an amount equal to one-half of the Bonus after disbursement of the second Pre-Paid Advance to the Company at the time referred to above. Furthermore, Yorkville has agreed that during the term of the SEPA, none of Yorkville, any of its officers, or any entity managed or controlled by Yorkville, will enter into or effect, directly or indirectly, either for Yorkville’s own principal account or for the principal account of any such entity managed or controlled by Yorkville, any short sale (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or any hedging transaction, which establishes a net short position with respect to the Common Stock.

As consideration for Yorkville’s commitment to purchase Common Stock at the Company’s direction pursuant the SEPA, the Company (i) paid to Yorkville a cash “structuring fee” in the amount of $25,000 and (ii) upon execution of the SEPA, issued to Yorkville 131,909 shares of Common Stock (the “Commitment Shares”), which Commitment Shares have a total aggregate dollar value equal to $200,000, or 1.0% of Yorkville’s $20.0 million aggregate purchase commitment under the SEPA (each Commitment Share valued at approximately $1.5162 per share, representing the VWAP on October 23, 2025, the trading day immediately prior to the date of execution of the SEPA, rounded to the nearest whole share) and which cannot be voted in favor of this Proposal No. 5.

The SEPA contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

In connection with the transactions contemplated by the SEPA, the Company engaged Revere Securities LLC (“Revere”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., to act as the Company’s “finder” and, in connection therewith, entered into a finder’s fee agreement with Revere, pursuant to which Revere will receive cash compensation from the Company equal to (i) 8.0% of the total proceeds raised by the Company through any Pre-Paid Advance and (b) $18,000 per month, on an accrual basis, for a period 12 months, the total amount of such monthly payment becoming due and payable at such time as the Company raises $5.0 million or more in additional financing.

Reasons for Seeking Stockholder Approval

Under Nasdaq Listing Rules 5635(b) and 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) that will result in a change of control, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire at least 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. However, even if the issuances contemplated by the SEPA and Convertible Notes do not result in Yorkville having the largest ownership position in the Company, that fact alone may not be dispositive. Nasdaq ultimately considers all facts and circumstances concerning a transaction to determine if a change of control has occurred, including whether there are any other relationships or agreements between the company and the investor or group. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of this rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is also required prior to a 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the Minimum Price. “Minimum Price” is defined as the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement. Shares of our Common Stock issuable upon conversion of debt instruments, such as the Convertible Notes, in such non-public offerings are considered shares issued in such a transaction in determining whether the 20% limit has been reached. Based on the signing of the SEPA on October 24, 2025, the applicable “Minimum Price” is $1.48 per share, and we are able to issue 6,638,088 shares of our Common Stock without exceeding the Exchange Cap.

Until this Proposal No. 5 is approved by our stockholders, Yorkville may not purchase more than 6,638,088 shares of Common Stock pursuant to the SEPA (which includes shares of Comon Stock issuable upon conversion of the Convertible Notes), representing 19.99% of the shares of Common Stock outstanding as of the date of entry into the SEPA, which number shall be reduced, on a share-for-share basis, by the number of shares issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the SEPA under Nasdaq’s rules (the “Exchange Cap”). Stockholder approval of this Proposal No. 5 will constitute stockholder approval for purposes of Nasdaq Listing Rules 5635(b) and 5635(d).

Our Board has determined that the SEPA and our ability to issue the Common Stock thereunder in excess of the Exchange Cap are in the best interests of the Company and its stockholders because it provides us a mechanism for raising additional capital. We believe the proceeds that we expect to receive pursuant to the SEPA, and the proceeds we did and will receive from the issuance of the Convertible Notes will allow us to fund our business operations. We expect that the SEPA will provide us with future flexibility to enhance our liquidity in an opportunistic and efficient manner, and only when we deem it to be necessary. We remain focused on creating long-term value for our stockholders, and the SEPA will allow us to be strategic in how we access and deploy capital to continue normal business operations.

We cannot predict the price of the Common Stock at any future date, and therefore cannot predict the number of shares of Common Stock to be issued under the SEPA or whether the applicable price for any such shares will be greater than the Minimum Price under the applicable Nasdaq rules.

Therefore, we are seeking stockholder approval under this Proposal No. 5 to issue shares of Common Stock in excess of the Exchange Cap, if necessary, to Yorkville under the terms of the SEPA. The failure of our stockholders to approve this Proposal 4 will prevent us from selling, at less than the Minimum Price, shares of Common Stock to Yorkville in excess of the Exchange Cap. However, it would be possible to sell shares to Yorkville in excess of the Exchange Cap if the sale of shares covered by any Advance is equal to or greater than the Minimum Price for such Advance.

Dilution and Potential Adverse Impact of Approval of this Proposal No. 5

The issuances of shares of Common Stock under the SEPA and upon conversion of the Convertible Notes, including any shares that may be issued in excess of the Exchange Cap, will result in an increase in the number of shares of Common Stock outstanding and our stockholders will incur substantial dilution of their percentage ownership as a result. If and to the extent such shares are issued, following such issuances, our current stockholders may own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. The First Convertible Note in the amount of $4 million is convertible at a fixed conversion price of $1.50 per share (as will be the Second Convertible Note that we will issue to Yorkville upon the funding of the second tranche of the pre-paid advance in the amount of $2 million, less the OID of 7%) which, if the full principal amount outstanding under such Convertible Note (without adding any accrued interest or other amounts payable thereunder) were to be converted into shares of Common Stock at such fixed conversion price, it would result in the issuance to Yorkville of approximately 2,666,667 shares of Common Stock, or 8.0% of the total number of shares of Common Stock issued and outstanding at the time of execution of the SEPA. Moreover, the $1.50 conversion price is subject to adjustment as provided in the Convertible Notes, including (i) standard proportionate antidilution adjustment in the event of any stock split, stock combination, stock dividend or other similar transaction involving the Common Stock and (ii) certain “price protection” antidilution adjustment in the event of certain “dilutive issuances” of Common Stock by the Company at prices deemed to be below then-applicable fixed price (with the exception of certain “excluded issuances” set forth in the Convertible Notes), which would reduce the fixed price to a price equal to the lowest price per share at which the Common Stock is deemed to be issued by the Company in the dilutive issuance, $0.296, which is the absolute “Floor Price” set forth in the Convertible Notes (such Floor Price is itself also subject to the standard proportionate antidilution adjustment as described in (i) above).

For example, if the fixed conversion priced of the First Convertible Note were to be adjusted down to the absolute Floor Price of $0.296 under the terms of the First Convertible Note, and the full principal amount (without adding any accrued interest or other amounts payable thereunder) under the First Convertible Note were to be converted into shares of Common Stock at such absolute Floor Price, the number of shares issuable upon such conversion would be 13,513,514 shares of Common Stock, or 40.7% of the issued and outstanding shares at the time of the execution of the SEPA (an additional 10,846,847 shares compared to the number of shares issuable upon conversion at $1.50 per share). Furthermore, if the fixed conversion price of the Second Convertible Note were to be adjusted down to the absolute Floor Price of $0.296 under the terms of the Second Convertible Note, and the full principal amount (without adding any accrued interest or other amounts payable thereunder) under the Second Convertible Note were to be converted into shares of Common Stock at such absolute Floor Price, the number of shares issuable upon such conversion would be 6,756,757 shares of Common Stock, or 20.3% of the issued and outstanding shares at the time of the execution of the SEPA (an additional 5,423,424 shares compared to the number of shares issuable upon conversion at $1.50 per share).

The $0.296 Floor Price is for illustrative purposes only and is obtained by multiplying the (i) the Minimum Price by (ii) 0.20, as appropriately adjusted for any stock splits, stock combinations, stock dividends and other similar transactions. The Minimum Price is $1.48, representing the lower of (i) the Nasdaq official closing price of the Common Shares on the Principal Market (as reflected on Nasdaq.com) immediately preceding the execution of the SEPA on October 24, 2025 and (ii) the average Nasdaq official closing price of the Common Shares on the Principal Market (as reflected on Nasdaq.com) for the five (5) consecutive Trading Days immediately preceding the execution of the SEPA on October 24, 2025, subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of the SEPA. The issuance of such shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

However, we cannot predict the substance of any future Advances or the market price of our Common Stock at any future date and, therefore, we cannot predict the actual number of shares of Common Stock that will be issued under the SEPA or upon conversion of any Convertible Notes. Because the number of shares of Common Stock that may be issued to Yorkville pursuant to the SEPA and upon conversion of the Convertible Notes is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Possible Effects of Disapproval of this Proposal

If this Proposal No. 5 is not approved by our stockholders at the Annual Meeting, it may impair our working capital and our ability to fund capital expenditures, operating expenses and the selective pursuit of business development opportunities, including continued product or technology investment. Should the proposal fail to receive approval from the stockholders, the Company may be compelled to explore alternative financing options that are less advantageous and potentially more dilutive. Our Board has determined that the SEPA, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d) is in the best interests of us and our stockholders because the flexibility to issue common stock in excess of the Exchange Cap provides us with a reliable source of capital for working capital and general corporate purposes.

Potential Adverse Effects of Approving this Proposal

If approved, this proposal will provide for the issuance of up to an aggregate of up to $20 million shares of Common Stock to the Yorkville at prices that are below the Nasdaq’s minimum price requirements. The issuance of shares of Common Stock to the Yorkville will dilute the percentage ownership interest of all stockholders, may dilute the book value per share of the Common Stock and will increase the number of the Company’s outstanding shares, which could depress the market price of the Common Stock. Because the number of shares of Common Stock that may be issued to the Yorkville pursuant to the SEPA is determined based on the price of the Common Stock around the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Vote Required

The approval, for purposes of complying with the Nasdaq’s listing rules, of the issuance of shares of Common Stock in excess of the Exchange Cap of up to $20 million of Common Stock under our SEPA requires the affirmative vote of a majority of the voting power of the shares cast. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(B) AND 5635(D), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK IN EXCESS OF 19.99% OR MORE OF OUR ISSUED AND OUTSTANDING COMMON STOCK OF UP TO $20 MILLION OF SECURITIES PURSUANT TO OUR SEPA WITH YORKVILLE, INCLUDING UPON CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUED IN CONNECTION WITH THE SEPA.

proposal no. 6:

ADJOURNMENT

The Board recommends that the stockholders approve any adjournments of the virtual Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes to approve a proposal or to establish a quorum. If the adjournment proposal is approved, the meeting may be adjourned by the chair or the Board’s designee to a later date or dates to allow additional time to solicit additional proxies in favor of a proposal or to establish a quorum.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the virtual Annual Meeting or represented by proxy and entitled to vote at the virtual Annual Meeting is required to approve any adjournments of the virtual Annual Meeting to permit further solicitation of proxies in the event that there are insufficient votes to approve a proposal or to establish a quorum.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ADJOURNMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth information regarding the beneficial ownership of our common stock as of October 24, 2025 by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
●	each of our executive officers and directors that beneficially owns shares of our common stock; and
●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 34,426,355 shares of our common stock issued and outstanding as of October 24, 2025. Unless otherwise noted below, the address for each beneficial owner listed on the table is c/o Jupiter Neurosciences, Inc., 1001 North US Hwy 1, Suite 504, Jupiter, FL 33477. We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Name and Address of Beneficial Owner	Amount and Nature of Shares Beneficial Ownership (1)		Percentage of Class(%)
Executive Officers and Directors:
Christer Rosén	13,080,566	(2)	35.4
Marshall Hayward, Ph.D	4,015,175	(3)	11.1
Saleem Elmasri	732,712	(4)	2.1
Alison D. Silva	983,648	(5)	2.8
Alexander Rosén	1,789,099	(6)	5.0
Nicholas H. Hemmerly	289,287	(7)	*
Julie Kampf	259,868	(8)	*
Allison W. Brady	270,409	(9)	*
Holger Weis	277,436	(10)	*
All executive officers and directors as a group (9 persons)	21,698,200	(11)	50.8
Other 5% Stockholders:
Claes Wahlestedt, M.D., Ph.D.	3,333,814	(12)	9.5
Shaun Brothers	2,038,970	(13)	5.9

*less than 1%.

(1)	The percentages in the table have been calculated based on 34,426,355 shares of our common stock outstanding on October 24, 2025. To calculate a stockholder’s percentage of beneficial ownership, we include in the numerator and denominator the common stock outstanding and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of October 24, 2025. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.

(2)	Includes 497,392 and 2,003,678 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(3)	Includes 389,793 and 1,245,098 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(4)	Includes 66,292 and 666,420 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(5)	Includes 110,227 and 870,871 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(6)	Includes 164,553 and 1,171,688 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(7)	Includes 95,550 and 193,737 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(8)	Includes 82,875 and 176,993 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(9)	Includes 78,000 and 170,659 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(10)	Includes 85,800 and 180,855 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(11)	Represents shares of common stock beneficially owned by Christer Rosén, Marshall Hayward, Ph.D., Saleem Elmasri, Alison D. Silva, Alexander Rosén, Nicholas H. Hemmerly, Julie Kampf, Allison W. Brady, and Holger Weis, as shown in the table above and in the footnotes to such table.

(12)	Includes 15,232 and 514,609 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

(13)	Includes 13,417 and 326,319 shares of common stock that may be acquired within 60 days of October 24, 2025 upon conversion or exercise of vested RSUs and options, respectively.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2024, regarding our compensation plans under which equity securities are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,311,224	0.94	5,849,061
Equity compensation plans not approved by security holders	5,308,303	1.20	0
Total	13,619,527	1.04	5,849,061

The Company’s stockholders approved the 2016 Equity Incentive Plan (“2016 Plan”) on January 4, 2016. Under the 2016 Plan, as modified, 8,437,500 shares of common stock are authorized for issuance to employees, officers, directors, consultants. The 2016 Plan authorizes the grant of nonqualified stock options and incentive stock options, restricted stock awards, restricted stock units, stock appreciation rights, under the 2016 Plan. The Company does not intend to make any additional grants under the 2016 Plan.

The Board and stockholders of the Company approved the 2021 Equity Incentive Plan (the “2021 Plan”) on September 17, 2021. Under the 2021 Plan, 1,125,000 shares of common stock were initially authorized for issuance to employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries. The 2021 Plan authorizes equity-based and cash-based incentives for participants. On July 22, 2022, the Board increased the shares authorized for issuance pursuant to the 2021 Plan to 1,710,000. The Company does not intend to make any grants under the 2021 Plan.

The Board and stockholders of the Company approved the 2023 Plan on October 4, 2023. Under the 2023 Plan, 4,012,785 shares of common stock were authorized for issuance to employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries. As of March 28, 2025, there were 2,139,240 shares available for issuance under the 2023 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our directors or executives or with a third party in which one of our officers, directors or significant stockholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and stockholders.

The Audit Committee of the Board is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Audit Committee by the independent auditors, employees, officers, members of the Board or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party

From time to time, we engage in transactions with related parties. The following is a summary of the related party transactions since January 1, 2023 requiring disclosure pursuant to Item 404 of Regulation S-K.

Notes Payable, related party

The Company’s Chairman of the Board and Chief Executive Officer (CEO) has loaned the Company working capital since inception. The balance of the loans to the CEO as of June 30, 2025, December 31, 2024 and 2023 was $146,432, $146,432 and $358,479, respectively. The loan is due on demand and accrues interest at 3% per year. Accrued but unpaid interest relating to the loan totaled $3,242, $1,064, and $11,308 as of June 30, 2025, December 31, 2024 and December 31, 2023, respectively. The Company repaid a total of $100,000 during the year ended December 31, 2024, $83,880 in principal and $16,120 in accrued interest.

During the year ended December 31, 2023, an employee loaned the Company $25,000. The balance of the loan as of December 31, 2024 and 2023, was $0 and $25,000, respectively. The loan is due on demand and accrues interest at 3% per year. Accrued interest related to the loan was $0 and $723 as of December 31, 2024 and 2023, respectively, and is included in accrued interest on the accompanying balance sheet. The Company repaid a total of $26,422 during the year ended December 31, 2024, $25,000 in principal and $1,421 in accrued interest.

On April 29, 2024, the Company, the Holder of the Note II and the CEO entered into an amendment in which the CEO agrees to exchange 685,869 shares issued to the Holder in exchange for his related party notes that accrued interest at 3% that are due from the Company in an aggregate principal amount of $266,667 and the Holder agreed to forfeit all rights to all additional future shares from the Company that would of become due upon a qualified offering and the conversion feature of the note. In addition, the Holder agreed to extend the note maturity date to August 11, 2024. The note shall be designated as a 10% original issue discount secured note (“Senior Secured Note”) moving forward. The note and interest will become due and payable upon the earliest of the maturity date or upon the occurrence of a qualified event.

Other Related Party Transactions

Accrued compensation includes partially accrued salaries to executives since inception. Since inception, executive salaries have been paid in cash when the Company’s cash flow has permitted such payment. During 2020, the Company began paying salaries at 50% of the respective employment agreements. As of September 2021, the Company began paying full salaries. During the first quarter of 2022, the Company returned to paying partial salaries in an effort to conserve cash outflows in an effort to conserve cash outflows.

On September 29, 2023, various employees and board members agreed to forgive accrued compensation in the amount of $4,189,626. In exchange of the forgiveness the Company issued an aggregate of 2,353,661 stock options with an exercise price of $1.33 and an aggregate of 1,399,834 restricted stock units with a grant date value of $1.33 in exchange for the aggregate forgiveness of compensation in the amount of $4,189,626. Additionally, the Company agreed to a bonus of $513,013 for the employees and a bonus of $70,200 to the board members, to be paid upon the occurrence of a successful IPO in exchange for the forgiveness of the afore-mentioned accrued compensation.

On December 18, 2023, various employees and board members agreed to amend the accrued compensation debt forgiveness dated September 29, 2023. Pursuant to the amendment the cash bonuses of $513,013 for the employees and a bonus of $70,200 to the board members agreed to on September 29, 2023, were forgiven, and no cash will be paid upon a successful IPO. In addition, the options issued in connection with the forgiveness dated September 29, 2023, have been amended to vest fully on the effective date of the new amendment. In addition, the restricted stock unit issued in connection with the forgiveness dated September 29, 2023, were terminated and replaced with 1,399,834 restricted stock units that vest upon the earlier occurrence of the initial public offering or a change of control of the Company. In exchange for the forgiveness of the accrued bonuses the Company issued an aggregate of 289,294 stock options with an exercise price of $1.33 and an aggregate of 218,703 restricted stock units with a grant date value of $1.33 in exchange for the aggregate forgiveness of compensation in the amount of $583,213.

On March 15, 2024, a former executive agreed to forgive $100,000 of accrued compensation in exchange for 49,605 options to purchase common stock and 7,500 restricted stock units, The options to purchase common stock have a strike price of $1.33. The option had a grant date fair value of $50,000. The Company recorded a gain on the forgiveness of accrued compensation in the amount of $40,000.

As of December 31, 2024 and 2023, $64,105 and $67,750, respectively, was due to a Company wholly owned by the Company’s Chief Financial Officer, who also is an option holder. The amount is included in accrued compensation on the Company’s balance sheets.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under applicable rules of the Nasdaq Capital Market, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

The Company’s Board has affirmatively determined that currently three of its seven directors (Christer Rosén, Marshall Hayward, Ph.D., and Alison D. Silva) are non-independent directors of the Company and four of its seven directors (Nicholas H. Hemmerly, Julie Kampf, Allison W. Brady, and Holger Weis) are independent directors of the Company as defined in the Nasdaq standards. Therefore, a majority of the members of our Board are independent.

OTHER MATTERS

The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the virtual Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the virtual Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other virtual Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other virtual Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 1001 North US HWY 1, Suite 504 Jupiter Fl 33477 Attn: Chief Administrative Officer, phone number (561) 406-6154. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

BY ORDER OF THE BOARD

/s/ Christer Rosén
Christer Rosén
Chairman of the Board and Chief Executive Officer

Date: November 6, 2025

ANNEX A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION

OF

JUPITER NEUROSCIENCES, INC.

Jupiter Neurosciences, Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is January 1, 2016 (as amended to date, the “Certificate of Incorporation”).

SECOND: Section IV(a) of the Certificate of Incorporation is hereby amended and restated in its entirety to provide as follows:

Classes and Number of Shares. The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be Five Hundred Million (500,000,000) shares of common stock, par value of $0.0001 per share (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value of $0.0001 per share (the “Preferred Stock”).

THIRD: The remaining provisions of the Certificate of Incorporation not affected by the aforementioned amendments shall remain in full force and not be affected by this Certificate of Amendment.

FOURTH: This Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Incorporation has been duly adopted by the Board and stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

All other provisions of the Certificate of Incorporation remain unchanged.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be duly executed by its authorized officer as of the [●] day of December 2025.

JUPITER NEUROSCIENCES, INC.

By:
Name:	Christopher Rosén
Title:	Chairman of the Board and Chief Executive Officer

ANNEX B

JUPITER NEUROSCIENCES, INC.

JUPITER NEUROSCIENCES, INC. 2025 EQUITY INCENTIVE PLAN

Jupiter Neurosciences, Inc.

2025 Equity Incentive Plan

Effective [●], 2025

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Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan

Section 1. Establishment, Purpose and Duration

1.1 Establishment. Jupiter Neurosciences, Inc., a Delaware corporation, hereby establishes an incentive compensation plan to be known as the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan, as set forth in this document. This Plan permits the grant of various forms of equity- and cash-based awards. This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3. This Plan and each Award granted hereunder are conditioned on and shall be of no force or effect until this Plan is approved by the shareholders of the Company within twelve (12) months after its adoption by the Board.

1.2 Purpose of this Plan. The purpose of this Plan is to enable the Company and its Subsidiaries to attract and retain qualified individuals for positions of significant responsibility and to provide additional incentives to Participants by providing them with, among other things, an opportunity for investment in the Company.

1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years after the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Section 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Award” means a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.2 “Award Agreement” means a written agreement entered into by the Company and a Participant, or a written or electronic statement issued by the Company to a Participant, which in either case contains (either expressly or by reference to this Plan or any subplan created hereunder) the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant (including, but not limited to, the use of electronic signatures).

2.3 “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act and the terms “Beneficial Ownership” and “Beneficially Own” shall have the corresponding meanings.

2.4 “Board” means the Board of Directors (or equivalent governing body) of the Company.

2.5 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Section 12.

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2.6 “Cause” means if the Participant is a party to a written employment or service agreement with the Company or its Subsidiaries and such agreement provides for a definition of Cause, the definition contained therein, or if no such agreement exists, or if such agreement does not define Cause, (a) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or a Subsidiary; (b) theft or embezzlement of the property of the Company or a Subsidiary; (c) conduct that results in or is reasonably likely to result in material harm to the reputation or business of the Company or any of its Subsidiaries; (d) gross negligence or willful misconduct with respect to the Company or a Subsidiary; (e) the willful and continued failure to perform substantially the Participant’s duties with the Company or one of its Subsidiaries; (f) a material violation of state or federal securities laws; or (g) a material violation of any written agreement or covenant with the Company or one of its Subsidiaries.

2.7 A “Change in Control” means, except as may otherwise be provided in an Award Agreement, the occurrence of any one of the following events:

(a) the acquisition by any Person (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)), of Beneficial Ownership, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds (2/3) of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets or stock of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the total number of shares of the Company’s outstanding securities immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding securities of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership of the combined voting power of the Company’s outstanding securities immediately prior to such Business Combination, (ii) no Person (excluding any corporation resulting from such Business Combination, or any employee benefit plan (including its trustee) of the Company or such corporation resulting from such Business Combination) Beneficially Owns, directly or indirectly, 50% or more of, respectively, the combined voting power of the then outstanding securities of the corporation resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were Directors of the Company immediately prior to the signing of the agreement providing for such Business Combination.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for payment or a change in the time or form of payment based upon a Change in Control, then, solely for purposes of applying such payment or a change in the time or form of payment provision, a Change in Control shall be deemed to have occurred upon an event described in Section 2.7 only if the event would also constitute a change in ownership or effective control of, or a change in ownership of a substantial portion of the assets of, the Company under Code Section 409A.

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A “Change in Control” shall not result from any transaction precipitated by the Company’s insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction initiated by the Company in regard to converting from a publicly traded company to a privately held company.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.9 “Commission” means the United States Securities and Exchange Commission.

2.10 “Committee” means the committee or other individuals designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee shall consist of two or more Nonemployee Directors. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall be (a) an independent director within the meaning of the rules and regulations of the Nasdaq Stock Market (or such other national securities exchange or quotation system on which the Shares may be listed or quoted) and (b) a non-employee director within the meaning of Exchange Act Rule 16b-3, or alternatively, the Committee may designate a subcommittee or establish other procedures for purposes of satisfying such requirements.

2.11 “Company” means Jupiter Neurosciences, Inc., and any successor thereto as provided in Section 22.21.

2.12 “Director” means any individual who is a member of the Board.

2.13 “Dividend Equivalent” has the meaning set forth in Section 18.

2.14 “Effective Date” has the meaning set forth in Section 1.1.

2.15 “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, leasing, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.17 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

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2.18 “Fair Market Value” means, as applied to a specific date and unless otherwise specified in an Award Agreement, the price of a Share that is equal to the closing price of a Share on the Nasdaq Stock Exchange (or, on such other national securities exchange or quotation system on which the Shares may be listed or quoted) on the date of determination, or if no sales of Shares shall have occurred on such exchange on the date of determination, the closing price of the Shares on such exchange on the most recent date on which the Shares were publicly traded. Notwithstanding the foregoing, if Shares are not traded on any established stock exchange, the Fair Market Value means the price of a Share as established by the Committee acting in good faith (and to the extent applicable, based on a reasonable valuation method that is consistent with the requirements of Code Section 409A and the regulations thereunder).

2.19 “Grant Date” means the date an Award to a Participant pursuant to this Plan is approved by the Committee (or such later date as specified in such approval by the Committee) or, in the case of an Award granted to a Nonemployee Director, the date on which such Award is approved by the Board (or such later date as specified in such approval by the Board).

2.20 “Grant Price” means the per Share price established at the time of grant of a SAR pursuant to Section 7.

2.21 “Incentive Stock Option” or “ISO” means an Award granted pursuant to Section 6 that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422 or any successor provision.

2.22 “Nonemployee Director” means a Director who is not an Employee.

2.23 “Nonqualified Stock Option” means an Award granted pursuant to Section 6 that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.24 “Option” means an Award consisting of a right granted to a Participant pursuant to Section 6 to purchase a specified number of Shares at a specified Exercise Price, which Award may be an Incentive Stock Option or a Nonqualified Stock Option.

2.25 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan that is granted pursuant to Section 12.

2.26 “Participant” means any eligible individual as set forth in Section 5 to whom an Award is granted, and includes any individual who holds an Award after the death of the original recipient.

2.27 “Performance-Based Compensation” means compensation payable under an Award which is conditioned upon the achievement of performance goals based upon one or more Performance Measures as described in Section 15.

2.28 “Performance Measures” means measures, as described in Section 15.2, upon which performance goals are based pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.29 “Performance Period” means the period of time during which pre-established performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.30 “Performance Shares” means an Award granted pursuant to Section 10.

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2.31 “Performance Unit” means an Award granted pursuant to Section 11.

2.32 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a vesting requirement (based on continued service, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion) as provided in Sections 8 and 9.

2.33 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.34 “Plan” means this Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan, as the same may be amended from time to time.

2.35 “Restricted Stock” means Shares issued to a Participant that are subject to an Award granted pursuant to Section 8 and to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award Agreement.

2.36 “Restricted Stock Unit” means the right under an Award granted pursuant to Section 9 to receive at a future time one Share, or the Fair Market Value thereof, subject to such restrictions on transfer, forfeiture conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Award Agreement.

2.37 “Share” means a share of common stock, par value $0.0001 per share, of the Company.

2.38 “Stock Appreciation Right” or “SAR” means the right under an Award granted pursuant to Section 7 to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

2.39 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, ownership of more than 50% of the total combined voting power of all classes of stock or comparable interests.

2.40 “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.41 “Termination of Service” means the following:

(a) for an Employee, the date on which the Employee is no longer an Employee;

(b) for a Nonemployee Director, the date on which the Nonemployee Director is no longer a member of the Board; and

(c) for a consultant, the date on which service as a consultant to the Company and its Subsidiaries has ceased.

With respect to any payment of an Award subject to Code Section 409A, a Termination of Service shall mean a “separation from service” within the meaning of Code Section 409A.

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Section 3. Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Section 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company or Subsidiary, and all other interested parties. Any action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (a) and (b) of Section 2.10.

3.2 Authority of the Committee. Subject to any express limitations set forth in this Plan, the Committee shall have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan including, but not limited to, the following:

(a) To determine from time to time which of the persons eligible under this Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Awards shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award and the number of Shares subject to an Award;

(b) To construe and interpret this Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration;

(c) To correct any defect, omission or inconsistency in this Plan or in an Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;

(d) To approve forms of Award Agreements for use under this Plan;

(e) To determine the Fair Market Value of a Share or whether a Change in Control shall have occurred;

(f) To amend any Award Agreement as permitted under this Plan;

(g) To adopt subplans and/or special provisions applicable to stock awards regulated by the laws of a jurisdiction other than and outside of the United States, to Cash-Based Awards, or to awards to Directors (as contemplated by Section 16). Such subplans and/or special provisions shall be subject to and consistent with the terms of this Plan, except to the extent the Committee determines that different terms and conditions are necessary or desirable to comply with the laws of a jurisdiction other than and outside of the United States;

(h) To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award;

(i) To determine whether Awards will be settled in Shares of common stock, cash or in any combination thereof;

(j) To determine whether Awards will provide for Dividend Equivalents;

(k) To establish a program whereby Participants designated by the Committee may reduce compensation otherwise payable in cash in exchange for Awards under this Plan;

(l) To authorize a program permitting eligible Participants to surrender outstanding Awards in exchange for newly granted Awards subject to any applicable shareholder approval requirements set forth in Section 21.1 of this Plan;

(m) To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares, including, without limitation, “blackout” periods, restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(n) To waive any restrictions, conditions or limitations imposed on an Award at the time the Award is granted or at any time thereafter including but not limited to forfeiture, vesting and treatment of Awards upon a Termination of Service;

(o) To permit Participants to elect to defer payments of Awards, provided that any such deferrals shall comply with applicable requirements of the Code, including Code Section 409A;

(p) To certify the satisfaction of, performance goals in compliance with the requirements of Section 15; and

(q) To issue rules and regulations for the administration of the Plan.

3.3 Delegation. To the extent permitted by law, the Committee may delegate to one or more of its members or to one or more officers of the Company or any Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. To the extent permitted by applicable law and the applicable rules of a stock exchange, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to a Nonemployee Directors or an officer (as defined in Rule 16a-1(f) of the Exchange Act); (ii) the resolution providing such authorization sets forth the total number of Awards (including Share limitations) such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

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Section 4. Shares Subject to This Plan and Maximum Awards

4.1 Number of Shares Authorized and Available for Awards. Subject to adjustment as provided under Section 4.4, the maximum number of Shares reserved for issuance under this Plan is 5,250,000 Shares. The maximum number of these reserved Shares with respect to which Incentive Stock Options may be granted under the Plan is 5,250,000. Each Share with respect to which an Option or stock-settled SAR is granted under the Plan shall reduce the aggregate number of Shares that be delivered under the Plan by one Share and each Share with respect to which any other Award denominated in Shares granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one Share. For SARs settled in Shares, each Share with respect to which such stock-settled SAR is exercised shall be counted as one Share against the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, regardless of the number of Shares actually delivered upon settlement of such stock-settled SAR.

4.2 Share Usage. In determining the number of Shares available for grant under this Plan at any time, the following rules shall apply:

(a) If any Option, Stock Appreciation Right, Restricted Stock Unit or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares subject to such Award that were not issued with respect to such Award shall again be available for the purpose of Awards under the Plan without reducing the number of Shares that remain available for issuance.

(b) If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in Shares awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in Shares shall again be available for purposes of Awards under the Plan.

(c) Awards that by their terms may only be settled in cash shall not be counted against the foregoing maximum share limitations.

(d) If any Award is settled in cash in lieu of Shares pursuant to an Award, such Shares shall not become available again for issuance under this Plan.

(e) Any Shares that are surrendered, withheld or tendered to the Company in payment of the exercise price of an Option or any taxes required to be withheld in respect of any Award shall not become available again to be delivered pursuant to Awards granted under the Plan, and shall be taken into account as Shares issued under this Plan.

(f) Any Shares subject to Substitute Awards shall not be counted against the share reserve specified in Section 4.1, nor shall they reduce the Shares authorized for grant to a Participant in any calendar year.

(g) Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

4.3 Shares under Prior Plans. Any Shares reserved, but not subject to an outstanding equity-based award, under any prior equity incentive plan of the Company that was terminated as of the Effective Date (each, a “Prior Plan”) shall be part of, and not in addition to, the Shares included in the Share reserve set forth in Section 4.1. In light of the adoption of this Plan, no further awards shall be made under a Prior Plan after the Effective Date.

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4.4 Adjustments. All Awards shall be subject to the following provisions:

(a) In the event of any nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off, rights offering, or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per-share value of the Shares underlying outstanding Awards (an “Equity Restructuring”), the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, (i) the number and kind of Shares or other securities that may be issued under this Plan or under particular forms of Award Agreements, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the Exercise Price or Grant Price applicable to outstanding Awards, (iv) any applicable annual Award limits established by the Committee, and (v) other value determinations applicable to outstanding Awards. In the event of any other change in corporate capitalization (including, but not limited to, a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), or any partial or complete liquidation of the Company to the extent such events do not constitute an Equity Restructuring, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. The Committee, in its discretion, shall determine the methodology or manner of making such substitution or adjustment. In either case, any such adjustment shall be conclusive and binding for all purposes of this Plan. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number.

(b) In addition to the adjustments required and permitted under paragraph (a) above, the Committee, in its sole discretion, may make such other adjustments or modifications in the terms of any Awards that it deems appropriate to reflect any of the events described in Section 4.4(a), including, but not limited to, (i) modifications of performance goals and changes in the length of Performance Periods, or (ii) the substitution of other property of equivalent value (including, without limitation, cash, other securities and securities of entities other than the Company that agree to such substitution) for the Shares available under this Plan or the Shares covered by outstanding Awards, including arranging for the assumption, or replacement with new awards, of Awards held by Participants, and (iii) in connection with any sale of a Subsidiary, arranging for the assumption, or replacement with new awards, of Awards held by Participants employed by the affected Subsidiary by the Subsidiary or an entity that controls the Subsidiary following the sale of such Subsidiary.

(c) Any actions taken under Section 4.4 shall be subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable. The determination of the Committee as to the foregoing adjustments set forth in this Section 4.4, if any, shall be conclusive and binding on Participants under this Plan.

4.5 Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Shares authorized for grant under this Plan, subject to applicable legal requirements. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees, Nonemployee Directors or consultants providing services to the Company or any Subsidiary prior to such acquisition or combination.

4.6. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Subsidiary to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

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Section 5. Eligibility and Participation

5.1 Eligibility to Receive Awards. The Committee may designate any of the following as a Participant from time to time:

(a) any officer or other Employee of the Company or any of its Subsidiaries;

(b) an individual that the Company or any of its Subsidiaries has engaged to become an officer or other employee;

(c) a member of the Board; or

(d) a consultant who provides bona fide services to the Company or any of its Subsidiaries as an independent contractor and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the applicable rules of the Commission.

The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in another year.

5.2 Participation in this Plan. Subject to the provisions of this Plan, the Committee may, from time to time, select from all individuals eligible to participate in this Plan, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of any and all terms permissible by law and the amount of each Award.

5.3 Award Agreements. The Committee shall have the exclusive authority to determine the terms of an Award Agreement evidencing an Award granted under this Plan, subject to the provisions herein. The terms of an Award Agreement need not be uniform among all Participants or among similar types of Awards.

Section 6. Stock Options

6.1 Grant of Options. Subject to the terms and conditions of this Plan, Options may be granted to Participants covering such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of an Option shall be evidenced by an Award Agreement, which shall specify whether the Option is in the form of a Nonqualified Stock Option or an Incentive Stock Option.

6.2 Exercise Price. The Exercise Price for each Option shall be determined by the Committee and shall be specified in the Award Agreement evidencing such Option; provided, however, the Exercise Price must be at least equal to 100% of the Fair Market Value of a Share as of the Option’s Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424), and subject to adjustment as provided for under Section 4.4.

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6.3 Term of Option. The term of an Option granted to a Participant shall be determined by the Committee; provided, however, no Option shall be exercisable later than the tenth anniversary of its Grant Date.

6.4 Exercise of Option. An Option shall be exercisable, in whole or in part, at such times and be subject to such restrictions and vesting conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.5 Payment of Exercise Price. An Option shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. Any Shares issued upon exercise of an Option are subject to the transfer restrictions set forth in Section 14.3. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Exercise Price and the payment of applicable withholding taxes. The Exercise Price of any exercised Option shall be payable to the Company in accordance with one of the following methods:

(a) In cash or its equivalent;

(b) By tendering (either by actual delivery or by attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price (subject to such procedures and conditions as the Committee may establish);

(c) By a cashless (broker-assisted) exercise;

(d) By authorizing the Company to withhold Shares otherwise issuable upon the exercise of the Option having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price to the extent approved by the Committee;

(e) By any combination of (a), (b), (c) or (d); or

(f) By any other method approved or accepted by the Committee.

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars or Shares, as applicable.

6.6 Special Rules Regarding ISOs. Notwithstanding any provision of this Plan to the contrary, an Option granted in the form of an ISO to a Participant shall be subject to the following rules:

(a) An Incentive Stock Option may be granted only to an Employee of the Company or of any parent or subsidiary corporation (within the meaning of Code Section 424).

(b) An Option will constitute an Incentive Stock Option only to the extent that (i) it is so designated in the applicable Award Agreement and (ii) the aggregate Fair Market Value (determined as of the Option’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under this Plan and all other plans of the Company and its Subsidiaries) does not exceed $100,000.

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(c) No Participant may receive an Incentive Stock Option under this Plan if, immediately after the grant of such Award, the Participant would own Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate (determined in accordance with Code Section 422), unless (i) the exercise price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option will expire no later than five years after its Grant Date.

(d) Any Incentive Stock Option granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Code Section 422.

Section 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of SARs shall be evidenced by an Award Agreement.

7.2 Grant Price. The Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement evidencing the SAR; provided, however, the Grant Price must be at least equal to 100% of the Fair Market Value of a Share as of the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A), and subject to adjustment as provided for under Section 4.4.

7.3 Term of SAR. The term of a SAR granted to a Participant shall be determined by the Committee; provided, however, no SAR shall be exercisable later than the tenth anniversary of its Grant Date.

7.4 Exercise of SAR. A SAR shall be exercisable at such times and be subject to such restrictions and vesting conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

7.5 Notice of Exercise. A SAR shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the SAR is to be exercised.

7.6 Settlement of SARs. Upon the exercise of a SAR, pursuant to a notice of exercise properly completed and submitted to the Company in accordance with Section 7.5, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of (a) and (b) below:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price.

(b) The number of Shares with respect to which the SAR is exercised.

Payment shall be made in cash, Shares or a combination thereof as provided for under the applicable Award Agreement. Any Shares issued in payment of a SAR are subject to the transfer restrictions set forth in Section 14.3.

Section 8. Restricted Stock

8.1 Grant of Restricted Stock. Subject to the terms and conditions of this Plan, Restricted Stock Awards may be granted to Participants in such number of Shares, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each grant of Restricted Stock shall be evidenced by an Award Agreement.

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8.2 Nature of Restrictions. Each grant of Restricted Stock may be subject to a requirement that a Participant pay a stipulated purchase price for each Share of Restricted Stock, and shall be subject to a Period of Restriction that shall lapse upon the satisfaction of such vesting conditions as are determined by the Committee and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:

(a) That the Shares of Restricted Stock may not be transferred in any fashion prior to their applicable vesting date,

(b) That the Shares of Restricted Stock may vest only to the degree that specific performance goals are achieved,

(c) That the Shares of Restricted Stock may vest only upon completion of a specified period of continuous employment or other service and to the degree that specific performance goals have been achieved, or

(d) That the Shares of Restricted Stock may vest only upon completion of a specified period of continuous employment or other service.

8.3 Delivery of Shares. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or Plan agent or by one or more stock certificates issued in the name of the Participant. Any such stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry Shares shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Such vested Shares are subject to the transfer restrictions set forth in Section 14.3.

8.4 Voting Rights. As set forth in a Participant’s applicable Award Agreement, the Committee shall determine the extent to which a Participant holding Shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those Shares.

8.5 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If permitted by the Award Agreement and a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

8.6 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Jupiter Neurosciences, Inc. 2025 Equity Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Jupiter Neurosciences, Inc. Copies of such Plan and Agreement are on file in the offices of Jupiter Neurosciences, Inc., 1001 N. U.S. Highway 1, Suite 504, Jupiter, Florida 33477.”

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Section 9. Restricted Stock Units

9.1 Grant of Restricted Stock Units. Subject to the terms and conditions of this Plan, Restricted Stock Units may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. A grant of Restricted Stock Units shall not represent the grant of Shares but shall represent a promise to deliver a corresponding number of Shares or the value of such number of Shares based upon the completion of service, performance conditions, or such other terms and conditions as specified in the applicable Award Agreement over the Period of Restriction. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement.

9.2 Nature of Restrictions. Each grant of Restricted Stock Units shall be subject to a Period of Restriction that shall lapse upon the satisfaction of such vesting conditions as are determined by the Committee and set forth in an applicable Award Agreement. Such conditions or restrictions may include, without limitation, one or more of the following:

(a) That the Restricted Stock Units may not be transferred in any fashion, subject to Section 14.1;

(b) That the Restricted Stock Units may vest only to the degree that specific performance goals are achieved;

(c) That the Restricted Stock Units may vest only upon completion of a specified period of continuous employment or other service and to the degree that specific performance goals have been achieved; or

(d) That the Restricted Stock Units may vest only upon completion of a specified period of continuous employment or other service.

9.3 Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

9.4 Settlement and Payment of Restricted Stock Units. Unless otherwise elected by the Participant as permitted under the Award Agreement, or otherwise provided for in the Award Agreement, Restricted Stock Units shall be settled upon the date such Restricted Stock Units vest (or as soon as administratively practicable thereafter). Such settlement shall be made in Shares unless otherwise specified in the Award Agreement. Any Shares issued in settlement of Restricted Stock Units are subject to the transfer restrictions set forth in Section 14.3.

Section 10. Performance Shares

10.1 Grant of Performance Shares. Subject to the terms and conditions of this Plan, Performance Shares may be granted to Participants in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee. Each grant of Performance Shares shall be evidenced by an Award Agreement.

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10.2 Value of Performance Shares. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set performance goals that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, shall determine the number of Performance Shares that shall vest, which may be greater than the target number of Performance Shares granted, and be paid to a Participant.

10.3 Earning of Performance Shares. After the applicable Performance Period has ended, the number of Performance Shares earned by the Participant for the Performance Period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made by the Committee.

10.4 Form and Timing of Payment of Performance Shares. The Company shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of Shares unless otherwise specified in the Award Agreement. Any Shares issued in settlement of Performance Shares are subject to the transfer restrictions set forth in Section 14.3.

Section 11. Performance Units

11.1 Grant of Performance Units. Subject to the terms and conditions of this Plan, Performance Units may be granted to a Participant in such number, and upon such terms and at any time and from time to time as shall be determined by the Committee. Each grant of Performance Units shall be evidenced by an Award Agreement.

11.2 Value of Performance Units. Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over the specified Performance Period and the satisfaction of applicable service-based vesting conditions, will determine the number of Performance Units that shall vest (which may be greater than the target number of Performance Units granted), the settlement value of each Performance Unit (if variable), and the settlement amount to be paid to the Participant.

11.3 Earning of Performance Units. After the applicable Performance Period has ended, the number of Performance Units earned by the Participant over the Performance Period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made by the Committee.

11.4 Form and Timing of Payment of Performance Units. The Company shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in Shares or in a combination thereof, as specified in a Participant’s applicable Award Agreement. Any Shares issued in settlement of Performance Units are subject to the transfer restrictions set forth in Section 14.3.

Section 12. Other Stock-Based Awards and Cash-Based Awards

12.1 Grant of Other Stock-Based Awards and Cash-Based Awards.

(a) Subject to the terms and conditions of this Plan, the Committee may grant Other Stock-Based Awards not otherwise described by the terms of this Plan to a Participant in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

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(b) The Committee may grant Cash-Based Awards not otherwise described by the terms of this Plan to a Participant in such amounts and upon such terms as the Committee shall determine.

(c) Each grant of Other Stock-Based Awards and Cash-Based Awards shall be evidenced by an Award Agreement and/or subject to a subplan or special provisions approved by the Committee.

12.2 Value of Other Stock-Based Awards and Cash-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met and any service-based payment conditions are satisfied.

12.3 Payment of Other Stock-Based Awards and Cash-Based Awards. Payment, if any, with respect to Cash-Based Awards and Other Stock-Based Awards shall be made in accordance with the terms of the applicable Award Agreement in the form of cash, Shares or other forms of Awards under this Plan or a combination of cash, Shares and other forms of Awards. The determination of the form in which Awards subject to this Section 12 will be paid shall be made by the Committee, unless the Committee chooses to provide in an applicable Award Agreement that a Participant may elect, in accordance with such procedures and limitations as the Committee may specify, the form in which such an Award will be paid. To the extent any Award subject to this Section 12 is to be paid in other forms of Awards under this Plan, such Awards issued in payment shall be valued for purposes of such payment at their fair value on the Grant Date of such Awards. If the Committee permits a Participant to elect to receive some or all of an amount that would otherwise be payable in cash under an Award subject to this Section 12 in Shares or other forms of Awards, the Committee may also provide in the applicable Award Agreement that the Fair Market Value of the Shares or the Grant Date fair value of the other forms of Awards may exceed the amount of cash that otherwise would have been payable.

Section 13. Effect of Termination of Service

Each Award Agreement evidencing the grant of an Award shall provide for the following:

(a) The extent to which a Participant shall vest in or forfeit such Award as a result of or following the Participant’s Termination of Service; and

(b) With respect to an Award in the form of an Option or SAR, the extent to which a Participant shall have the right to exercise the Option or SAR following the Participant’s Termination of Service.

The foregoing provisions shall be determined by the Committee, shall be included in each Award Agreement entered into with each Participant, need not be uniform among all Award Agreements and may reflect distinctions based on the reasons for termination.

Section 14. Transferability of Awards and Shares

14.1 Transferability of Awards. Except as provided in Section 14.2, Awards shall not be transferable other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a domestic relations order entered into by a court of competent jurisdiction. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind; and any purported transfer in violation of this Section 14.1 shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death may be provided.

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14.2 Committee Action. The Committee may, in its discretion, approve a Participant’s transfer, by gift, of an Award (except in the case of an ISO), on such terms and conditions as the Committee deems appropriate and to the extent permissible with Code Section 409A and applicable securities laws, (i) to an “Immediate Family Member” (as defined below) of the Participant, (ii) to an inter vivos or testamentary trust in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) to a charitable institution. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and this Plan, including restrictions on further transferability, compliance with applicable securities laws, and providing required investment representations. “Immediate Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, a trust in which any of these persons have more than fifty (50%) percent of the beneficial interest, a foundation in which any of these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty (50%) percent of the voting interests.

14.3 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired by a Participant under this Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed or traded or under any blue sky or state securities laws applicable to such Shares.

Section 15. Performance-Based Compensation

15.1 Performance-Based Compensation. The Committee, in its sole discretion, may designate any Award as Performance-Based Compensation upon grant.

15.2 Performance Measures. The performance goals upon which the grant, payment or vesting of an Award that is intended to qualify as Performance-Based Compensation are conditioned must be based on one or more of the following Performance Measures:

(a) Revenue;

(b) Sales;

(c) Expenses;

(d) Operating income;

(e) Gross margin;

(f) Operating Margin;

(g) Earnings before any one or more of stock-based compensation, expense, interest, taxes, depreciation, and amortization;

(h) Pre-tax profit;

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(i) Net operating income;

(j) Net income;

(k) Economic value added;

(l) Free cash flow;

(m) Operating cash flow;

(n) Balance of cash, cash equivalents, and marketable securities;

(o) Stock price;

(p) Earnings per share

(q) Return on shareholder equity;

(r) Return on capital;

(s) Return on assets;

(t) Return on investment;

(u) Total shareholder return;

(v) Employee satisfaction;

(w) Employee retention;

(x) Market share;

(y) Customer satisfaction;

(z) Product development;

(aa) Research and development expenses;

(bb) Completion of an identified special project; and

(cc) Completion of a joint venture or other corporate transaction.

Any Performance Measure(s) may, as the Committee, in its sole discretion deems appropriate, (i) relate to the performance of the Company or any Subsidiary as a whole or any business unit, division or segment of the Company or any Subsidiary or any combination thereof, (ii) be compared to the performance of a group of comparator companies, or published or special index, (iii) be based on change in the Performance Measure over a specified period of time and such change may be measured based on an arithmetic change over the specified period (e.g., cumulative change or average change), or percentage change over the specified period (e.g., cumulative percentage change, average percentage change or compounded percentage change), (iv) relate to or be compared to one or more other Performance Measures, or (v) any combination of the foregoing. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 15.

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Performance goals shall be established by the Committee as set forth in this Section 15, and may be set forth in the applicable Award Agreement. With regard to a particular Performance Period, the Committee, in its sole discretion, shall, within the first 90 days of a Performance Period, determine the length of the Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance-Based Compensation Awards to be issued, and the Performance Measures that will be used to establish the performance goals. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the performance goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance-Based Compensation Awards earned for the period.

15.3 Evaluation of Performance. The Committee may provide in any Award intended to qualify as Performance-Based Compensation that any evaluation of performance may, among other things, include or exclude the impact, if any, on reported financial results of any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) changes in tax laws, accounting principles or other laws or provisions, (d) reorganization or restructuring programs, (e) acquisitions or divestitures, (f) foreign exchange gains and losses or (g) gains and losses that are treated as unusual in nature or infrequent in their occurrence and which are disclosed in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders. Notwithstanding any other provision of the Plan, payment or vesting of any such Award that is intended to qualify as Performance-Based Compensation shall not be made until the Committee certifies in writing that the applicable performance goals and any other material terms of such Award were in fact satisfied, except as otherwise provided in Section 15.3.

15.4 Adjustment of Performance-Based Compensation. The Committee shall have no discretion to increase the amount payable pursuant to Awards that are intended to qualify as Performance-Based Compensation beyond the amount that would otherwise be payable upon attainment of the applicable performance goal(s). The Committee may not waive the achievement of the applicable performance goals, except in the case of the Participant’s death or disability or a Change in Control. The Committee shall, however, retain the discretion to decrease the amount payable pursuant to such Awards below the amount that would otherwise be payable upon attainment of the applicable performance goal(s), either on a formula or discretionary basis or any combination, as the Committee determines, in its sole discretion.

Section 16. Nonemployee Director Awards

16.1 Awards to Nonemployee Directors. The Committee shall approve all Awards to Nonemployee Directors. The terms and conditions of any grant of any Award to a Nonemployee Director shall be set forth in an Award Agreement.

16.2 Awards in Lieu of Fees. The Committee may permit a Nonemployee Director the opportunity to receive an Award in lieu of payment of all or a portion of future director fees (including but not limited to cash retainer fees and meeting fees) or other types of Awards pursuant to such terms and conditions as the Committee may prescribe and set forth in an applicable sub-plan or Award Agreement. If the Committee permits a Participant to elect to receive payment of all or a portion of future director fees that would otherwise be payable in cash in the form of an Award, the Committee may also provide in the applicable Award Agreement that the Grant Date fair value of the Award may exceed the amount of cash that otherwise would have been payable.

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16.3 Annual Award Limit. The maximum value of Shares subject to Awards during a single fiscal year to any Nonemployee Director, taken together with any cash fees paid during the fiscal year to the Nonemployee Director, in respect of the Nonemployee Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value, increased to $1,000,000 for the first year of the Nonemployee Director’s service.

Section 17. Effect of a Change in Control

Unless otherwise specifically set forth in an Award Agreement, in the event of a Change in Control, each outstanding Award will be treated as the Committee determines without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant and opportunity to exercise such Award (if applicable), that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Committee determines, terminate upon or immediately prior to the effectiveness of such Change in Control; (d) Awards may be terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the Change in Control the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or the replacement of such Award with other rights or property selected by the Committee in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 17, the Committee will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

Section 18. Dividends and Dividend Equivalents

18.1 Payment of Dividends on Restricted Stock. With respect to an Award of Restricted Stock, the Committee may grant or limit the right of a Participant to receive dividends declared on Shares that are subject to such Award to the extent the Award is not yet vested. If the Committee grants the right of a Participant to receive dividends declared on Shares subject to an unvested Award of Restricted Stock, then such dividends shall be paid to the Participant as of the applicable dividend payment dates or such other dates as determined by the Committee and set forth in the applicable Award Agreement; provided however, that in the case of an Award of Restricted Stock as to which vesting depends upon the satisfaction of one or more performance conditions, such dividends shall be subject to the same performance conditions and service conditions, as applicable, as the underlying Award. Dividends shall be paid in cash or reinvested in additional Shares or Awards by such formula and at such time and subject to such limitations as may be determined by the Committee.

18.2 Payment of Dividend Equivalents on Awards Other than Options, SARs and Restricted Stock. Except for Options, SARs and Restricted Stock, the Committee may grant Dividend Equivalents on the units or other Share equivalents subject to an Award based on the dividends actually declared and paid on outstanding Shares. The terms of any Dividend Equivalents will be as set forth in the applicable Award Agreement, including the time and form of payment and whether such Dividend Equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend Equivalents payable with respect to the unvested portion of an Award whose vesting depends upon the satisfaction of one or more performance conditions shall be subject to the same performance conditions and service conditions, as applicable, as the underlying Award.

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Section 19. Beneficiary Designation

The Committee may, from time to time, establish procedures it deems appropriate for a Participant to name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing, including electronically, with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator or legal representative.

Section 20. Rights of Participants

20.1 Employment and Service. Nothing in this Plan or an Award Agreement shall (a) interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment with, or provision of service to, the Company or any Subsidiary at any time or for any reason not prohibited by law or (b) confer upon any Participant any right to continue the Participant’s employment or service as a Director for any specified period of time. Neither an Award nor any benefits arising under this Plan shall constitute an employment or service contract with the Company or any Subsidiary and, accordingly, subject to Sections 3 and 21, this Plan and the benefits hereunder may be amended or terminated at any time in the sole and exclusive discretion of the Board or Committee without giving rise to any liability on the part of the Company, any Subsidiary, the Committee or the Board.

20.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

20.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Section 21. Amendment and Termination

21.1 Amendment and Termination of this Plan and Awards.

(a) Subject to subparagraphs (b) and (c) of this Section 21.1, Section 21.3 and Section 21.4 of this Plan, the Board may at any time amend, suspend or terminate this Plan, and the Board or Committee may at any time amend, suspend or terminate any outstanding Award Agreement.

(b) Without the prior approval of the Company’s shareholders and except as provided for in Section 4.4, no Option or SAR Award may be (i) amended to reduce the Exercise Price or the Grant Price thereof, as applicable; (ii) cancelled in exchange for the grant of any new Option or SAR with a lower Exercise Price or Grant Price, as applicable; or (iii) cancelled in exchange for cash, other property or the grant of any new Award at a time when the Exercise Price of the Option or the Grant Price of the SAR is greater than the current Fair Market Value of a Share.

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(c) Notwithstanding the foregoing, no amendment of this Plan shall be made without shareholder approval if shareholder approval is required (as provided below or otherwise) pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable U.S. state corporate laws or regulations, or applicable U.S. federal laws or regulations, including but not limited to, the then-applicable requirements of Rule 16b-3 of the Exchange Act or any requirements under the Code relating to ISOs. Amendments to the Plan that require shareholder approval include, but are not limited to: (i) except as is provided in Section 4.4, an increase the maximum number of Shares which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 4; (ii) a change the class of persons eligible to receive Awards under the Plan; or (iii) an extension of the duration of the Plan or the maximum period during which Options or SARs may be exercised.

21.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.

(a) Except as may be limited by Section 15 with respect to Awards intended to qualify as Performance-Based Compensation, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan.

(b) The determination of the Committee (or its authorized delegate, if applicable) as to any adjustments made pursuant to subparagraph (a) above shall be conclusive and binding on Participants under this Plan. By accepting an Award under this Plan, a Participant agrees to any adjustment to the Award made pursuant to this Section 21.2 without further consideration or action.

21.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, other than Sections 21.2 and 21.4, no termination or amendment of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

21.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board may amend this Plan and the Board or the Committee may amend an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan or an Award Agreement to (a) any law relating to plans of this or similar nature (including, but not limited to Code Section 409A), and to the administrative regulations and rulings promulgated thereunder, (b) any applicable stock exchange requirements and (c) any compensation recoupment policy adopted by the Company. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 21.4 to this Plan and any Award without further consideration or action.

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21.5 Deferred Compensation.

(a) It is intended that any Award under this Plan shall either be exempt from, or shall comply (in form and operation) with, Code Section 409A and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Code Section 409A, it shall be paid in a manner that is intended to comply with Code Section 409A, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Code Section 409A shall be deemed to be amended to comply with Code Section 409A and to the extent such provision cannot be amended to comply therewith for any reason, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Code Section 409A is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Code Section 409A, responsibility for payment of such penalties shall rest solely with the affected Participant and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Code Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Code Section 409A) as a result of such employee’s separation from service (other than a payment that is not subject to Code Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead commence (in a manner set forth in the Award Agreement) upon expiration of such delay period.

(b) Notwithstanding any provision of the Plan and/or Award Agreement to the contrary, the Company does not make any representation to any Participant or beneficiary as to the tax consequences of any Awards made pursuant to this Plan, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any beneficiary for any tax, additional tax, interest or penalties that the Participant or any beneficiary may incur as a result of the grant, vesting, exercise or settlement of an Award under this Plan.

Section 22. General Provisions

22.1 Forfeiture Events.

(a) In addition to the forfeiture events specified in paragraph (b) below, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable treatment of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a Termination of Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and its Subsidiaries.

(b) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, or stock exchange listing requirement, or any policy adopted by the Company or determined by the Committee and set forth in the applicable Award Agreement will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement or any policy adopted by the Company or determined by the Committee and set forth in the applicable Award Agreement, and the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company all or part of the amount of any payment in settlement of any Award granted hereunder.

22.2 Tax Withholding.

(a) Tax Withholding Generally. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy applicable federal, state and local tax withholding requirements, domestic or foreign, with respect to any taxable event arising as a result of the grant, vesting, exercise or settlement of an Award to the Participant under this Plan.

(b) Share Withholding. Unless otherwise required by the Committee, the Company may withhold, or permit a Participant to elect to have withheld, from a payment in Shares the number of Shares having a Fair Market Value equal to the amount required to be withheld to satisfy applicable federal, state and local tax withholding requirements, domestic or foreign, or such greater amount up to the maximum statutory withholding rate under applicable law as applicable to such Participant, if such other greater amount would not result in adverse financial accounting treatment as determined by the Committee.

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22.3 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

22.4 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.5 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.6 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. It is the intent of the Company that this Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3, as promulgated under Section 16 of the Exchange Act, so that Participants will be entitled to the benefit of Rule 16b-3 (or any successor provisions) and will not be subject to short-swing liability under Section 16 of the Exchange Act. If any provision of this Plan would conflict with this intent, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

22.7 Delivery of Shares. The Company shall have no obligation to issue or deliver Shares under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

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(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.8 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or deliver such Shares as to which such requisite authority shall not have been obtained.

22.9 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.10 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Subsidiaries shall be covered by this Plan;

(b) Determine which Employees or Directors outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Employees or Directors outside the United States to comply with applicable foreign laws;

(d) Establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this Section 22.10 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.11 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

22.12 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or any Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, or the Subsidiary, as the case may be, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

22.13 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.14 Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

22.15 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary to take any action that such entity deems to be necessary or appropriate.

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22.17 Governing Law and Construction. This Plan and each Award Agreement shall be governed by the laws of the state of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Florida to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement. No Award shall be granted, and with respect to any Award granted under this Plan, such Award shall not vest, be exercisable, or be settled to the extent that the grant, vesting, or settlement of such Award could cause the Participant or any other person to be in violation of the ownership limit or any other provision of the Company’s organizing documents.

22.18 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation, prospectuses required by the Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (ii) permit Participant’s to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

22.19 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of this Plan to the contrary, the Company, Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws.

22.20 Indemnification. Subject to requirements of the laws of the state of Delaware, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company or other person to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

22.21 Successors. All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

22.22 Right of Offset. Subject to applicable legal requirements, including Code Section 409A, the Company and its Subsidiaries shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under this Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or Subsidiary pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or a Subsidiary and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

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2025 ANNUAL MEETING OF STOCKHOLDERS OF

JUPITER NEUROSCIENCES, INC.

December 19,2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice, Proxy Statement and Annual Report are available online via the Notice of Internet Availability.
The Notice of Internet Availability is available at www.astproxyportal.com/ast/29363.

Please sign and date and your proxy card, and mail in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730303030000000000 7 121925

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" AND "FOR" PROPOSALS 2, 3, 4, 5, AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2025 ANNUAL MEETING OF STOCKHOLDERS OF

JUPITER NEUROSCIENCES, INC.

December 19, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from outside the US from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM Eastern Time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting virtually with the instruction on reverse.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice, Proxy Statement and Annual Report are available online via the Notice of Internet Availability.
The Notice of Internet Availability is available at www.astproxyportal.com/ast/29363.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20730303030000000000 7 121925

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" AND "FOR" PROPOSALS 2, 3, 4, 5, AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

JUPITER NEUROSCIENCES, INC.

Proxy for 2025 Annual Meeting of Stockholders on December 19, 2025,

Solicited on behalf of the Board of Directors

The undersigned hereby appoints **Christer Rosén** with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the 2025 Annual Meeting of Stockholders of Jupiter Neurosciences, Inc. on December 19, 2025, at 10:00 am Eastern Time, at to be held virtually via live audio webcast at **meetings.lumiconnect.com/200-142-773-960** (password **jupiter2025**), and at any adjournments or postponements thereof, as designated on the reverse side of this form.To attend and vote at the virtual Annual Meeting you will need your Control Number, which is found on the reverse side.

If no other indication is made on the reverse side of this form, the proxies shall vote "FOR ALL NOMINEES" and "FOR" proposals 2, 3, 4, 5, and 6.

(Continued and to be signed on the reverse side.)

1.1 14475

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholder of

JUPITER NEUROSCIENCES, INC.

to be held on

December 19, 2025, at 10:00 AM Eastern Time

The 2025 Annual Meeting will be hosted virtually via live audio webcast.

To attend the Annual Meeting on December 19, 2025, at 10:00 AM Eastern Time, visit **meetings.lumiconnect.com/200-142-773-960**, enter **jupiter2025** as the meeting password and be sure to have your control number available.

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before November 27, 2025.

Please visit www.astproxyportal.com/ast/29363, where the following materials are available for view:

- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) or +1-201-299-6210 (for international callers)**
WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE BEFORE THE MEETING : To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before or meeting.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit **meetings.lumiconnect.com/200-142-773-960** (password: **jupiter2025)** and be sure to have your control number (found above) available.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

Please note that you cannot use this notice to vote by mail.

6. Approve the transaction of such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" AND "FOR" PROPOSALS 2, 3, 4, 5, AND 6.